                                                              EXHIBIT 10.40.4

                                                              EXECUTION COPY


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                                RS FUNDING INC.,
                                   as Company,

                              US FOODSERVICE INC.,
                                   as Servicer

                                       and

                            THE CHASE MANHATTAN BANK,
                                   as Trustee


                               ------------------

                            SERIES 1996-1 SUPPLEMENT

                          Dated as of November 15, 1996

                                       to

                                POOLING AGREEMENT

                          Dated as of November 15, 1996

                               ------------------


                     RYKOFF-SEXTON RECEIVABLES MASTER TRUST


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                             1996-1 SUPPLEMENT

                                TABLE OF CONTENTS


                                                                            Page

ARTICLE I DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

     SECTION 1.1. Definitions. . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE II DESIGNATION OF CERTIFICATES AND INTERESTS; PURCHASE AND SALE OF
           THE TERM CERTIFICATES . . . . . . . . . . . . . . . . . . . . . .  16

     SECTION 2.1.  Designation . . . . . . . . . . . . . . . . . . . . . . .  16
     SECTION 2.2.  The Series 1996-1 Certificates. . . . . . . . . . . . . .  16
     SECTION 2.3.  Delivery. . . . . . . . . . . . . . . . . . . . . . . . .  16
     SECTION 2.4.  Restrictions on Transfer. . . . . . . . . . . . . . . . .  17
     SECTION 2.5.  Application of Proceeds . . . . . . . . . . . . . . . . .  22
     SECTION 2.6.  Procedure for Decreasing the Series 1996-1 Invested
                      Amount; Optional Termination . . . . . . . . . . . . .  22
     SECTION 2.7.  Sale of Additional Term Certificates. . . . . . . . . . .  23

ARTICLE III OF THE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . .  25

     SECTION 3A.2.  Establishment of Trust Accounts. . . . . . . . . . . . .  25
     SECTION 3A.3.  Daily Allocations. . . . . . . . . . . . . . . . . . . .  26
     SECTION 3A.4.  Determination of Interest. . . . . . . . . . . . . . . .  29
     SECTION 3A.5.  Determination of Series 1996-1 Monthly Principal . . . .  31
     SECTION 3A.6.  Applications . . . . . . . . . . . . . . . . . . . . . .  32

ARTICLE IV DISTRIBUTIONS AND REPORTS . . . . . . . . . . . . . . . . . . . .  34

     SECTION 4A.1.  Distributions. . . . . . . . . . . . . . . . . . . . . .  34
     SECTION 4A.2.  Statements and Notices . . . . . . . . . . . . . . . . .  35
     SECTION 4A.3.  Notice Procedures. . . . . . . . . . . . . . . . . . . .  36

ARTICLE V ADDITIONAL EARLY AMORTIZATION EVENTS . . . . . . . . . . . . . . .  36

     SECTION 5.1.  Additional Early Amortization Events. . . . . . . . . . .  36

ARTICLE VI SERVICING FEE . . . . . . . . . . . . . . . . . . . . . . . . . .  39

     SECTION 6.1.  Servicing Compensation. . . . . . . . . . . . . . . . . .  39

ARTICLE VII REPRESENTATIONS AND WARRANTIES, COVENANTS. . . . . . . . . . . .  39

     SECTION 7.1.  Representations and Warranties of the Company and
                     the Servicer. . . . . . . . . . . . . . . . . . . . . .  39

     SECTION 7.2.  Covenants of the Company and the Servicer . . . . . . . .  39
     SECTION 7.3.  Covenants of the Servicer . . . . . . . . . . . . . . . .  40
     SECTION 7.4.  Covenant of the Trustee . . . . . . . . . . . . . . . . .  40

ARTICLE VIII    MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . .  40

     SECTION 8.1.  Ratification of Agreement . . . . . . . . . . . . . . . .  40
     SECTION 8.2.  Governing Law . . . . . . . . . . . . . . . . . . . . . .  40
     SECTION 8.3.  Further Assurances. . . . . . . . . . . . . . . . . . . .  41
     SECTION 8.4.  No Waiver; Cumulative Remedies. . . . . . . . . . . . . .  41
     SECTION 8.5.  Amendments. . . . . . . . . . . . . . . . . . . . . . . .  41
     SECTION 8.6.  Severability. . . . . . . . . . . . . . . . . . . . . . .  41
     SECTION 8.7.  Notices . . . . . . . . . . . . . . . . . . . . . . . . .  41
     SECTION 8.8.  Counterparts. . . . . . . . . . . . . . . . . . . . . . .  42
     SECTION 8.9.  Limitation on Addition and Termination of Sellers.. . . .  42

ARTICLE IX FINAL DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . .  44

     SECTION 9.1.  Certain Distributions . . . . . . . . . . . . . . . . . .  44


EXHIBITS

     Exhibit A   Form of Class A Certificate, Series 1996-1
     Exhibit B   Form of Class B Certificate, Series 1996-1
     Exhibit C   Form of Daily Report
     Exhibit D   Form of Monthly Settlement Statement
     Exhibit E   Form of Purchaser Letter
     Exhibit F   Form of Class B Transferee Tax Letter
     Exhibit G   Form of Definitive Certificate Conversion Letter

SCHEDULES

     Schedule 1 Trust Accounts

         SERIES 1996-1 SUPPLEMENT, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, this "SUPPLEMENT"), among RS Funding Inc., a Nevada corporation (the "COMPANY"), US Foodservice Inc., a Delaware corporation ("US FOODSERVICE"), as servicer (except where otherwise noted) (in such capacity, the "SERVICER"), and The Chase Manhattan Bank, a New York banking corporation, in its capacity as Trustee (the "TRUSTEE") under the Agreement (as defined below).


                              W I T N E S S E T H :

         WHEREAS, the Company, the Servicer and the Trustee have entered into a Pooling Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "AGREEMENT");

         WHEREAS, the Agreement provides, among other things, that the Company, the Servicer and the Trustee may at any time and from time to time enter into supplements to the Agreement for the purpose of authorizing the issuance on behalf of the Trust by the Company for execution and redelivery to the Trustee for authentication of one or more Series of Investor Certificates; and

         WHEREAS, the Company, the Servicer and the Trustee wish to supplement the Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:


                                  ARTICLE I

                                 DEFINITIONS

         SECTION 1.1.DEFINITIONS. (a) The following words and phrases shall have the following meanings with respect to Series 1996-1 and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

         "ACCRUAL PERIOD" shall mean the period from and including a Distribution Date, or, in the case of the initial Accrual Period, the Issuance Date, to but excluding the immediately succeeding Distribution Date.

         "ACCRUED EXPENSE AMOUNT" shall mean, for each Business Day during an Accrual Period, the sum of (i) the Series 1996-1 Daily Interest Expense for such Business Day, (ii) for each of the first ten of such Business Days, one-tenth of the Series 1996-1 Monthly Servicing Fee due and payable on the immediately succeeding Distribution Date and zero on each Business Day thereafter (until such immediately succeeding Distribution Date) and

     (iii) all Program Costs which have accrued since the preceding Business Day; PROVIDED, HOWEVER, that if by the tenth Business Day of an Accrual Period, the entire amount of (A) the Series 1996-1 Monthly Interest,
     (B) the Series 1996-1 Monthly Servicing Fee and (C) all accrued Program Costs, in each case for such Accrual Period, shall not have been transferred to the applicable Series Collection Subaccount (or subaccount thereof), the Accrued Expense Amount for such tenth Business Day (and each Business Day thereafter until paid) shall also include the amount of such shortfall.

         "AGED RECEIVABLES RATIO" shall mean, as of the last day of each Settlement Period, the percentage equivalent of a fraction, (i) the numerator of which shall be the sum of (A) the aggregate unpaid balance of Receivables that were 91-120 days past their respective original invoice dates as of such last day and (B) the aggregate amount of Receivables of the Sellers which were charged off as uncollectible prior to the day which is 91 days after their respective original invoice dates during such Settlement Period, and (ii) the denominator of which shall be the aggregate Principal Amount of Receivables originated by the Sellers during the third prior Settlement Period (including the Settlement Period ended on such day).

         "CARRYING COST RESERVE RATIO" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) equal to the product of (a)
     2.00 TIMES Days Sales Outstanding as of such day and (b) (i) 1.50 TIMES a rate per annum equal to the weighted average Class A Certificate Rate and Class B Certificate Rate in effect with respect to the outstanding Class A Certificates and Class B Certificates, respectively, as of the end of the Settlement Period immediately preceding such earlier Settlement Report Date, DIVIDED BY (ii) 360.

         "CHANGE IN CONTROL" shall mean the occurrence of any event the result of which causes the Company not to be a direct, wholly-owned Subsidiary of RS.

         "CLASS A ADDITIONAL INTEREST" shall have the meaning specified in subsection 3A.4(b)(i).

         "CLASS A ADJUSTED INVESTED AMOUNT" shall mean, on any date of determination, the Class A Invested Amount MINUS the amount on deposit in the Series 1996-1 Principal Collection Sub-subaccount on such date (up to a maximum of the Class A Invested Amount).

         "CLASS A CERTIFICATE" shall mean a Class A Certificate, Series 1996-1, executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

         "CLASS A CERTIFICATEHOLDER" shall mean each holder of a Class A Certificate.

         "CLASS A CERTIFICATE RATE" shall mean, (a) in the case of the initial Class A Certificates, with respect to (i) the initial Accrual Period, 5.575% per annum, and (ii) any

     Accrual Period thereafter, One-Month LIBOR for such Accrual Period PLUS 0.20% per annum, and (b) in the case of any additional Class A Certificates issued pursuant to Section 2.7, the rate per annum set forth in the written direction delivered by the Company to the Trustee pursuant to subsection 2.7(c).

         "CLASS A INITIAL INVESTED AMOUNT" shall mean $175,000,000.

         "CLASS A INTEREST SHORTFALL" shall have the meaning specified in subsection 3A.4(b)(i).

         "CLASS A INVESTED AMOUNT" shall mean, with respect to any date of determination, an amount equal to (i) the Class A Initial Invested Amount (plus the Initial Invested Amount of any Class A Certificate issued subsequent to the Issuance Date) MINUS (ii) the aggregate amount of distributions to the Class A Certificateholders (including the holders of any such subsequently issued Class A Certificates) made in respect of principal on or prior to such date MINUS (iii) the aggregate Series 1996-1 Allocable Charged-Off Amount applied to the Class A Certificates on or prior to such date pursuant to subsection 3A.5(b)(iii) PLUS (iv) (but only to the extent of any unreimbursed reductions made pursuant to clause (iii) above) the aggregate Series 1996-1 Allocable Recoveries Amount applied to the Class A Certificates on or prior to such date pursuant to subsection 3A.5(c)(i).

         "CLASS A MONTHLY INTEREST" shall have the meaning specified in subsection 3A.4(a)(i).

         "CLASS A RATIO" shall mean, on any date of determination with respect to the Class A Certificates, the greatest of (a) the sum of the Loss Reserve Ratio I and the Dilution Reserve Ratio I, (b) the sum of the Loss Reserve Ratio II and the Dilution Reserve Ratio II and (c) the Minimum Ratio, in each case applicable to the Class A Certificates.

         "CLASS B ADDITIONAL INTEREST" shall have the meaning assigned in subsection 3A.4(b)(ii).

         "CLASS B ADJUSTED INVESTED AMOUNT" shall mean, on any date of determination, the Class B Invested Amount MINUS the excess, if any, of the amount on deposit on such date in the Series 1996-1 Principal Collection Sub-subaccount over the Class A Invested Amount (up to a maximum of the Class B Invested Amount).

         "CLASS B CERTIFICATE" shall mean a Class B Certificate, Series 1996-1, executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B.

         "CLASS B CERTIFICATEHOLDER" shall mean each holder of a Class B Certificate.

         "CLASS B CERTIFICATE RATE" shall mean, (a) in the case of the initial Class B Certificates, with respect to (i) the initial Accrual Period, 5.975% per annum, and (ii) any

     Accrual Period thereafter, One-Month LIBOR for such Accrual Period PLUS 0.60% per annum, and (b) in the case of any additional Class B Certificates issued pursuant to Section 2.7, the rate per annum set forth in the written direction delivered by the Company to the Trustee pursuant to subsection 2.7(c).

         "CLASS B INITIAL INVESTED AMOUNT" shall mean $25,000,000.

         "CLASS B INTEREST SHORTFALL" shall have the meaning assigned in subsection 3A.4(b)(ii).

         "CLASS B INVESTED AMOUNT" shall mean, with respect to any date of determination, an amount equal to (i) the Class B Initial Invested Amount (plus the Initial Invested Amount of any Class B Certificates issued subsequent to the Issuance Date) MINUS (ii) the aggregate amount of distributions to the Class B Certificateholders (including the holders of any such subsequently issued Class B Certificates) made in respect of principal on or prior to such date MINUS (iii) the aggregate Series 1996-1 Allocable Charged-Off Amount applied to the Class B Certificates on or prior to such date pursuant to subsection 3A.5(b)(ii) PLUS (iv) (but only to the extent of any unreimbursed reductions made pursuant to clause (iii) above) the aggregate Series 1996-1 Allocable Recoveries Amount applied to the Class B Certificates on or prior to such date pursuant to subsection 3A.5(c)(ii).

         "CLASS B MONTHLY INTEREST" shall have the meaning assigned in subsection 3A.4(a)(ii).

         "CLASS B RATIO" shall mean, on any date of determination with respect to the Class B Certificates, the greatest of (a) the sum of the Loss Reserve Ratio I and the Dilution Reserve Ratio I, (b) the sum of the Loss Reserve Ratio II and the Dilution Reserve Ratio II and (c) the Minimum Ratio, in each case applicable to the Class B Certificates.

         "CLASS B TRANSFEREE TAX LETTER" shall mean a Class B Transferee Tax Letter in substantially the form attached hereto as Exhibit F.

         "CLEAN-UP CALL AMOUNT" shall mean the product of (i) the Clean-Up Call Percentage and (ii) the Series 1996-1 Initial Invested Amount.

         "CLEAN-UP CALL PERCENTAGE" shall mean 10%.

         "DAILY REPORT" shall mean a report prepared by the Servicer on each Business Day for the period specified therein, in substantially the form of Exhibit C.

         "DAYS SALES OUTSTANDING" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, the number of days equal to the product of (a) 91 and (b) the amount obtained by dividing (i) the aggregate Principal Amount of Eligible Receivables as of the last day of the immediately preceding Settlement Period by (ii) the aggregate Principal Amount of Receivables generated by the

     Sellers for the three Settlement Periods immediately preceding such earlier Settlement Report Date.

         "DCR" shall mean Duff & Phelps Credit Rating Co. or any successor thereto.

         "DEFINITIVE CERTIFICATE CONVERSION LETTER" shall mean a Definitive Certificate Conversion Letter in substantially the form attached hereto as Exhibit G.

         "DEPOSITORY" shall mean The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

         "DEPOSITORY PARTICIPANT" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         "DILUTION HORIZON" shall mean, (i) for the period from the Issuance Date until the sixth Settlement Report Date to occur thereafter, seven days, and (ii) for each six-month period (beginning and ending on a Settlement Report Date) to occur after such initial period, as determined by the Servicer by selecting a random sample of approximately 1,000 Dilution Adjustment memos created during such period, the number of days (expressed as a dollar weighted average based upon the Dilution Adjustments for such period) from the occurrence of any event which gives rise to a Dilution Adjustment until a Dilution Adjustment memo is issued by the Servicer in accordance with the Policies; PROVIDED that in no event shall the Dilution Horizon be less than 3.5 days.

         "DILUTION HORIZON FACTOR" shall mean (a) for the period from the Issuance Date until the sixth Settlement Report Date to occur thereafter, 0.233, and (b) for each six-month period (beginning and ending on a Settlement Report Date) to occur after such initial period, a fraction, (i) the numerator of which is the Dilution Horizon for such period and (ii) the denominator of which is 30; PROVIDED, HOWEVER, that if the Dilution Horizon Factor for any period would be less than the Dilution Horizon Factor for the immediately preceding period, then the actual Dilution Horizon Factor for such current period shall be recalculated to equal a fraction, the numerator of which is equal to the average of the numerators used to calculate the Dilution Horizon Factor for such immediately preceding period and such current period and the denominator of which is 30.

         "DILUTION PERIOD" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, the quotient of (i) the product of (A) the aggregate Principal Amount of Receivables which were originated by the Sellers during the Settlement Period immediately preceding such earlier Settlement Report Date and (B) the Dilution Horizon Factor then in effect and (ii) the Aggregate Receivables Amount as of the last day of the Settlement Period preceding such earlier Settlement Report Date.

         "DILUTION RATIO" shall mean, for each Settlement Period, an amount (expressed as a percentage) equal to the aggregate amount of Dilution Adjustments made during such Settlement Period DIVIDED BY the aggregate Principal Amount of Receivables which were originated by the Sellers during such Settlement Period.

         "DILUTION RESERVE RATIO I" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) which is calculated for either the Class A Certificates or the Class B Certificates, as the case may be, as follows:

         DRR = [(c * d) + [(e-d) * (e/d)]] * f

     Where:

         DRR = Dilution Reserve Ratio I;

         c = with respect to the Class A Certificates, 2.50, and with respect to the Class B Certificates, 1.50;

         d = the average of the Dilution Ratio during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

         e = the highest Dilution Ratio for any Settlement Period during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date; and

         f =    the Dilution Period.

         "DILUTION RESERVE RATIO II" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) which is calculated for either the Class A Certificates or the Class B Certificates, as the case may be, as follows:

         DRR = [(c * d) + e] * f

     Where:

         DRR = Dilution Reserve Ratio II

         c = with respect to the Class A Certificates, 2.50, and with respect to the Class B Certificates, 1.50;

         d = the average of the Dilution Ratio during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

         e = the product of (i) the twelve-month sample standard deviation of the Dilution Ratio as of the end of each of the twelve consecutive Settlement Periods immediately preceding such earlier Settlement Report Date and (ii) either (A) for calculations with respect to Class A Certificates, 2.58, or (b) for calculations with respect to Class B Certificates, 1.96; and

         f =    the Dilution Period.

         "EARLY AMORTIZATION EVENT" shall have the meanings assigned in Section
     5.1 of this Supplement and Section 7.1 of the Agreement.

         "EARLY AMORTIZATION PERIOD" shall have the meaning assigned in Section
     5.1 of this Supplement and Section 7.1 of the Agreement.

         "ELIGIBLE RECEIVABLES PERCENTAGE" shall mean a percentage equal to (a) 100 percent, MINUS (b) the Ineligible Receivables Percentage.

         "ERISA ENTITY" shall mean (i) an "employee benefit plan" within the meaning of Section 3(3) of ERISA or other retirement arrangement, individual retirement account or Keogh plan, whether or not it is subject to the provisions of Title I of ERISA, (ii) any plan described in Section 4975(e)(1) of the Internal Revenue Code or (iii) any other entity that would be deemed to be a "benefit plan investor" within the meaning of Department of Labor regulation Section 2510.3-101(f)(2).

         "INELIGIBLE RECEIVABLES PERCENTAGE" shall mean the percentage equivalent of a fraction the numerator of which is the excess of the aggregate Principal Amount of Receivables (excluding Charged-Off Receivables) on the last Business Day of the Series 1996-1 Revolving Period over the Aggregate Receivables Amount, as determined at the opening of business of the first Business Day of the Series 1996-1 Amortization Period, and the denominator of which is the aggregate Principal Amount of Receivables (excluding Charged-Off Receivables) on the last Business Day of the Series 1996-1 Revolving Period.

         "INITIAL PURCHASERS" shall mean Chase Securities Inc. and BA Securities, Inc., who are purchasing the Term Certificates on the Issuance Date pursuant to the Purchase Agreement.

         "INSTITUTIONAL ACCREDITED INVESTOR" shall mean an "accredited investor" within the meaning of Rule 501(a)(1),(2),(3) or (7) of Regulation D under the Securities Act.

         "INVESTED PERCENTAGE" shall mean, with respect to any Business Day (i) during the Series 1996-1 Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Series 1996-1 Allocated Receivables Amount as of the end of the immediately preceding Business Day and the denominator of which is the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and (ii) during the Series

     1996-1 Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Series 1996-1 Allocated Receivables Amount as of the end of the last Business Day of the Series 1996-1 Revolving Period (PROVIDED THAT if during the Series 1996-1 Amortization Period, the amortization periods of all other Outstanding Series which were outstanding prior to the commencement of the Series 1996-1 Amortization Period commence, then, from and after the date the last of such Series commences its Amortization Period, the numerator shall be the Series 1996-1 Allocated Receivables Amount as of the end of the Business Day preceding such date) and the denominator of which is the greater of (A) the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined.

         "ISSUANCE DATE" shall mean November 15, 1996.

         "LOSS RESERVE RATIO I" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) which is calculated for either the Class A Certificates or the Class B Certificates, as the case may be, as follows:

         LRR = [(a * b)/c] * d

     Where:

         LRR = Loss Reserve Ratio I;

         a = the aggregate Principal Amount of Receivables originated by the Sellers during the three Settlement Periods immediately preceding such earlier Settlement Report Date;

         b = the highest three-month rolling average of the Aged Receivables Ratio that occurred during the period of twelve consecutive Settlement Periods preceding such earlier Settlement Report Date;

         c = for the period prior to the first Settlement Report Date, the difference between (i) the aggregate outstanding Principal Amount of all Receivables and (ii) the aggregate outstanding Principal Amount of all Defaulted Receivables, in each case, originated by the Sellers as of the last day of the Settlement Period preceding such earlier Settlement Report Date; and thereafter, the Aggregate Receivables Amount as of the last day of the Settlement Period preceding such earlier Settlement Report Date; and

         d = with respect to Class A Certificates, 2.50, and with respect to Class B Certificates, 1.50.

         "LOSS RESERVE RATIO II" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) which is calculated for either the Class A Certificates or the Class B Certificates, as the case may be, as follows:

         LRR =  [[(a * b)/c] * d] + e

     Where:

         LRR = Loss Reserve Ratio II;

         a = the aggregate Principal Amount of Receivables originated by the Sellers during the three Settlement Periods immediately preceding such earlier Settlement Report Date;

         b = the highest three-month rolling average of the Aged Receivables Ratio that occurred during the period of twelve consecutive Settlement Periods preceding such earlier Settlement Report Date;

         c = for the period prior to the first Settlement Report Date, the difference between (i) the aggregate outstanding Principal Amount of all Receivables and (ii) the aggregate outstanding Principal Amount of all Defaulted Receivables, in each case, originated by the Sellers as of the last day of the Settlement Period preceding such earlier Settlement Report Date; and thereafter, the Aggregate Receivables Amount as of the last day of the Settlement Period preceding such earlier Settlement Report Date;

         d = with respect to Class A Certificates, 2.50, and with respect to Class B Certificates, 1.50; and

         e = the product of (i) the twelve-month sample standard deviation of the Aged Receivables Ratio as of the end of each of the twelve consecutive Settlement Periods preceding such earlier Settlement Report Date and (ii) either (A) for calculations with respect to Class A Certificates, 2.58, or (b) for calculations with respect to Class B Certificates, 1.96.

         "MAJORITY TERM CERTIFICATEHOLDERS" shall mean, on any day, Term Certificateholders representing, in the aggregate, more than 50% of the Series 1996-1 Invested Amount.

         "MINIMUM RATIO" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) which is calculated for either the Class A Certificates or the Class B Certificates, as the case may be, as follows:

         MR =   (a * b) + c

     Where:

         MR =   Minimum Ratio;

         a = the average of the Dilution Ratio during the period of the twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

         b =    the Dilution Period; and

         c = with respect to Class A Certificates, 16.75%, and with respect to Class B Certificates, 9.25%.

         "ONE-MONTH LIBOR" shall mean, for any Accrual Period after the initial Accrual Period, the rate per annum, as recorded by the Trustee, which is the arithmetic mean (rounded to the nearest 1/100th of 1%) of the offered rates for Dollar deposits having a maturity of one month commencing on the first day of such Accrual Period that appears on the Telerate British Bankers Assoc. Interest Settlement Rates Page (as defined below) at approximately 11:00 a.m., London time, on the second full Business Day prior to such date; PROVIDED, HOWEVER, that if there shall at any time no longer exist a Telerate British Bankers Assoc. Interest Settlement Rates Page, "One-Month LIBOR" shall mean with respect to each day during each Accrual Period, the rate per annum equal to the rate at which The Chase Manhattan Bank is offered Dollar deposits at or about 10:00 a.m., New York City time, two Business Days prior to the beginning of such Accrual Period in the London interbank eurodollar market for delivery on the first day of such Accrual Period for one month and in a principal amount equal to an amount of not less than $1,000,000. "TELERATE BRITISH BANKERS ASSOC. INTEREST SETTLEMENT RATES PAGE" shall mean the display designated as Page 3750 on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the rates at which Dollar deposits are offered by leading banks in the London interbank deposit market).

         "OPTIONAL TERMINATION DATE" shall have the meaning assigned in subsection 2.6(b).

         "OPTIONAL TERMINATION NOTICE" shall have the meaning assigned in subsection 2.6(b).

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

         "PROGRAM COSTS" shall mean, for any Business Day, the sum of (a) the product of (i) all unpaid fees and expenses due and payable to counsel to, and independent auditors of, the Company (other than fees and expenses payable on or in connection with the closing of any issuance of the Term Certificates) on such Business Day and (ii) a fraction, the numerator of which is the Series 1996-1 Invested Amount on such Business Day and the denominator of which is the Aggregate Invested
     Amount on such Business Day and (b) all unpaid fees and expenses due and payable to Rating Agencies rating the Term Certificates; PROVIDED, HOWEVER, that Program Costs shall not exceed $100,000 in the aggregate in any fiscal year of the Company.

         "PURCHASE AGREEMENT" shall mean the agreement to be entered into on the Issuance Date among the Company, RS, US Foodservice and each Initial Purchaser pursuant to which the Company agrees to sell, and the Initial Purchasers agree to purchase, the principal amounts and Classes of Term Certificates set forth therein.

         "PURCHASER LETTER" shall mean a Purchaser Letter in substantially the form attached hereto as Exhibit E.

         "QUALIFIED INSTITUTIONAL BUYER" has the meaning ascribed to such term in Rule 144A(a) under the Securities Act.

         "RATING AGENCY" shall mean the collective reference to S&P and DCR.

         "RECORD DATE" shall mean, with respect to any Distribution Date, the last Business Day of the immediately preceding Settlement Period.

         "REDUCTION" shall have the meaning specified in subsection 2.6(a).

         "REDUCTION AMOUNT" shall have the meaning specified in subsection
     2.6(a).

         "REDUCTION THRESHOLD" shall mean, at any date of determination, $15,000,000.

         "RS" shall mean Rykoff-Sexton, Inc., a Delaware corporation.

         "SCHEDULED REVOLVING TERMINATION DATE" shall mean the last day of the Settlement Period ending in July 2001.

         "SERIES 1996-1" shall mean Series 1996-1, the Principal Terms of which are set forth in this Supplement.

         "SERIES 1996-1 ACCRUED INTEREST SUB-SUBACCOUNT" shall have the meaning assigned in subsection 3A.2(a).

         "SERIES 1996-1 ADJUSTED INVESTED AMOUNT" shall mean, as of any date of determination, (i) the Series 1996-1 Invested Amount on such date, MINUS
     (ii) the amount on deposit in the Series 1996-1 Principal Collection Sub-subaccount on such date.

         "SERIES 1996-1 ALLOCABLE CHARGED-OFF AMOUNT" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Charged-Off Amount", if any, which has been allocated to Series 1996-1.

         "SERIES 1996-1 ALLOCABLE RECOVERIES AMOUNT" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Recoveries Amount", if any, which has been allocated to Series 1996-1.

         "SERIES 1996-1 ALLOCATED RECEIVABLES AMOUNT" shall mean, on any date of determination, the lower of (i) the Series 1996-1 Target Receivables Amount on such day and (ii) the product of (x) the Aggregate Receivables Amount on such day and (y) the percentage equivalent of a fraction the numerator of which is the Series 1996-1 Target Receivables Amount on such day and the denominator of which is the Aggregate Target Receivables Amount on such day.

         "SERIES 1996-1 AMORTIZATION PERIOD" shall mean the period commencing on the Business Day following the earliest to occur of (i) the date on which an Early Amortization Period is declared to commence or automatically commences, (ii) the Optional Termination Date and (iii) the Scheduled Revolving Termination Date and ending on the earlier of (x) the date when the Series 1996-1 Invested Amount shall have been reduced to zero and all accrued interest on the Term Certificates shall have been paid in full and
     (y) the Series 1996-1 Termination Date.

         "SERIES 1996-1 CERTIFICATEHOLDERS' INTEREST" shall have the meaning assigned in subsection 2.2(a).

         "SERIES 1996-1 COLLECTIONS" shall mean, on any Business Day, an amount equal to (i) the product of (a) the Aggregate Daily Collections on such day, TIMES (b) the Invested Percentage on such day MINUS (ii) the amounts transferred on such day from the Series 1996-1 Collection Subaccount pursuant to Section 3A.3(a)(i).

         "SERIES 1996-1 COLLECTION SUBACCOUNT" shall have the meaning assigned in subsection 3A.2(a).

         "SERIES 1996-1 COLLECTION SUBORDINATED SUB-SUBACCOUNT" shall have the meaning assigned in subsection 3A.2(a).

         "SERIES 1996-1 DAILY INTEREST EXPENSE" shall mean, for each Business Day during an Accrual Period, the sum of (a) for each of the first ten of such Business Days, one-tenth of the Series 1996-1 Monthly Interest due and payable on the immediately succeeding Distribution Date and zero on each Business Day thereafter (until such immediately succeeding Distribution
     Date), (b) the aggregate amount of all previously accrued and unpaid Series 1996-1 Daily Interest Expense (up to but not exceeding the full amount thereof) and (c) the aggregate amount of all accrued and unpaid Class A Additional

     Interest and Class B Additional Interest for each day since the preceding Business Day (up to but not exceeding the full amount thereof).

         "SERIES 1996-1 INITIAL INVESTED AMOUNT" shall mean, collectively, the Class A Initial Invested Amount and the Class B Initial Invested Amount.

         "SERIES 1996-1 INTERESTS" shall mean, collectively, the Class A Certificates, the Class B Certificates and the Series 1996-1 Subordinated Interest.

         "SERIES 1996-1 INVESTED AMOUNT" shall mean, collectively, the Class A Invested Amount and the Class B Invested Amount.

         "SERIES 1996-1 MONTHLY INTEREST" shall mean, collectively, the Class A Monthly Interest and the Class B Monthly Interest.

         "SERIES 1996-1 MONTHLY PRINCIPAL PAYMENT" shall have the meaning assigned in Section 3A.5.

         "SERIES 1996-1 MONTHLY SERVICING FEE" shall have the meaning assigned in Section 6.1.

         "SERIES 1996-1 NON-PRINCIPAL COLLECTION SUB-SUBACCOUNT" shall have the meaning assigned in subsection 3A.2(a).

         "SERIES 1996-1 NON-SUBORDINATED PERCENTAGE" shall mean a percentage equal to (a) 100 percent, MINUS (b) the Series 1996-1 Subordinated Percentage.

         "SERIES 1996-1 PRINCIPAL COLLECTION SUB-SUBACCOUNT" shall have the meaning assigned in subsection 3A.2(a).

         "SERIES 1996-1 REQUIRED RESERVES" shall mean, subject to Section 8.9,
     (x) on any date of determination during the Series 1996-1 Revolving Period, an amount equal to the sum of:

           (a)  an amount equal to the greater of (i) the difference between
         (A) the product of (1) the Class A Adjusted Invested Amount on such day and (2) the percentage equivalent of (x) a fraction, the numerator of which is one, and the denominator of which is one MINUS the Class A Ratio, MINUS (y) one and (B) the Class B Adjusted Invested Amount and
         (ii) the product of (A) the Series 1996-1 Adjusted Invested Amount and
         (B) the percentage equivalent of (1) a fraction, the numerator of which is one, and the denominator of which is one MINUS the Class B Ratio, MINUS (2) one; PROVIDED that whichever method of calculation pursuant to clause (i) or (ii) results in the greater amount on any Settlement Report Date shall continue to be used as the method for the calculations to be made under this paragraph (a) on each day from and after such Settlement Report Date until (but not including) the immediately succeeding Settlement Report Date; and

           (b) the product of (i) the Series 1996-1 Invested Amount on such day and (ii) a fraction, the numerator of which is the Carrying Cost Reserve Ratio, and the denominator of which is one MINUS the Class A Ratio; and

           (c) the product of (i) the aggregate Principal Amount of Receivables in the Trust on such day, (ii) a fraction, the numerator of which is the Series 1996-1 Invested Amount on such day, and the denominator of which is the Aggregate Invested Amount on such day, and
         (iii) a fraction, the numerator of which is the Servicing Reserve Ratio, and the denominator of which is one MINUS the Class A Ratio; and

           (d) the amount of any Accrued Expense Amount in respect of which sufficient Aggregate Daily Collections have not been transferred to the Series 1996-1 Non-Principal Collection Sub-subaccount;

     and (y) on any date of determination during the Series 1996-1 Amortization Period, an amount equal to the Series 1996-1 Required Reserves on the last Business Day of the Series 1996-1 Revolving Period; PROVIDED, in the case of this clause (y), that such amount shall be adjusted on each Special Allocation Settlement Report Date, if any, to the extent required as set forth in Section 3A.5(b)(i) and Section 3A.5(c)(iii).

         "SERIES 1996-1 REVOLVING PERIOD" shall mean the period commencing on the Issuance Date and terminating on the earliest to occur of the close of business on (i) the date on which an Early Amortization Period is declared to commence or automatically commences, (ii) the Optional Termination Date and (iii) the Scheduled Revolving Termination Date.

         "SERIES 1996-1 SUBORDINATED INTEREST" shall have the meaning assigned in subsection 2.2(b).

         "SERIES 1996-1 SUBORDINATED PERCENTAGE" shall mean the percentage equivalent of a fraction, the numerator of which is the Series 1996-1 Required Reserves on the last Business Day of the Series 1996-1 Revolving Period, and the denominator of which is the sum of the Series 1996-1 Adjusted Invested Amount and the Series
     1996-1 Required Reserves, in each case on the last Business Day of the Series 1996-1 Revolving Period.

         "SERIES 1996-1 TARGET RECEIVABLES AMOUNT" shall mean, on any date of determination, the sum of (i) the Series 1996-1 Adjusted Invested Amount on such day and (ii) the Series 1996-1 Required Reserves for such day.

         "SERIES 1996-1 TERMINATION DATE" shall mean the Distribution Date that occurs in May 2002.

         "SERVICING RESERVE RATIO" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) equal to (i) the product of (A) the Servicing Fee Percentage and (B) 2.0 TIMES Days Sales Outstanding as of such earlier Settlement Report Date, DIVIDED BY (ii) 360.

         "SPECIAL DISTRIBUTION DATE" shall have the meaning assigned in subsection 2.6(a).

         "SUBSEQUENT ISSUANCE DATE" shall mean each Distribution Date, if any, on which the Trustee issues additional Class A Certificates and/or Class B Certificates pursuant to Section 2.7.

         "TERM CERTIFICATES" shall mean, collectively, those Certificates designated as the Class A Certificates and Class B Certificates.

         "TERM CERTIFICATEHOLDERS" shall mean, collectively, the Class A Certificateholders and the Class B Certificateholders.

         "TRUST ACCOUNTS" shall have the meaning specified in subsection 3A.2(a).

         "US FOODSERVICE" shall have the meaning specified in the preamble hereto.

         (b) If any term or provision contained herein conflicts with or is inconsistent with any term, definition or provision contained in the Agreement, the terms and provisions of this Supplement shall govern. All capitalized terms not otherwise defined herein are defined in the Agreement. All Article, Section or subsection references herein shall mean Article, Section or subsections of this Supplement, except as otherwise provided herein. Unless otherwise stated herein, the context otherwise requires or such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Series 1996-1 Certificates and no other Series of Investor Certificates issued by the Trust.


                                  ARTICLE II

         DESIGNATION OF CERTIFICATES AND INTERESTS; PURCHASE AND SALE
                           OF THE TERM CERTIFICATES

         SECTION 2.1. DESIGNATION. The Certificates and interests created and authorized pursuant to the Agreement and this Supplement shall be divided into
(i) two Classes, which shall be designated as the "Class A Certificates, Series 1996-1" and the "Class B Certificates, Series 1996-1", respectively, and (ii) an interest designated as the "Series 1996-1 Subordinated Interest".

         SECTION 2.2. THE SERIES 1996-1 CERTIFICATES. (a) The Term Certificates shall represent fractional undivided interests in the Trust, consisting of the right to receive (i) the Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Collection Account and (ii) all other funds on deposit in the Series Collection Subaccounts and any subaccounts thereof (collectively, the "SERIES 1996-1 CERTIFICATEHOLDERS' INTEREST").

         (b) The "SERIES 1996-1 SUBORDINATED INTEREST" shall be a fractional undivided interest in the Trust, consisting of the right to receive Collections with respect to the Receivables allocated to the Series 1996-1 Certificateholders' Interest and not required to be distributed to or for the benefit of the Term Certificateholders. The Exchangeable Company Interest and any Series of Investor Certificates outstanding shall represent the ownership interest in the remainder of the Trust not allocated pursuant hereto to the Series 1996-1 Certificateholders' Interest or the Series 1996-1 Subordinated Interest.

         (c) The Class A Certificates and the Class B Certificates shall be issued in registered form substantially in the forms of Exhibits A and B, respectively, and shall, upon issue, be executed and delivered by the Company to the Trustee for authentication and redelivery as provided in Section 2.4 hereof and Section 5.2 of the Agreement.

         SECTION 2.3. DELIVERY. (a) On the Issuance Date, the Company shall sign, on behalf of the Trust, and shall direct the Trustee in writing pursuant to Section 5.2 of the Agreement to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate (i) subject to the provisions set forth in subsection 2.3(b), the Class A Certificates in such names and such denominations and deliver such Class A Certificates to the Initial Purchasers in accordance with such written directions and (ii) the Class B Certificates in such names and such denominations and deliver such Class B Certificates to the Initial Purchasers in accordance with such written directions. The Term Certificates shall be issued in minimum denominations of $1,000,000 and in integral multiples of $100,000 in excess thereof.

         (b) Except with respect to any Class A Certificates purchased on the Issuance Date by an entity described in subsection 2.4(a)(ii), which will be issued in the form of Definitive Certificates, the Class A Certificates initially shall be issued in the form of one or more global Certificates, representing the Book-Entry Certificates, to be delivered to the Depository. Except as provided in Section 5.13 of the Agreement or Section 2.4 of this Supplement, such Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Book-Entry Certificates may not be transferred by the Trustee except to a successor to the Depository; (ii) ownership and transfers of registration of such Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository and by Section 2.4; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of such Certificate Book-Entry Holders of such Book-Entry Certificates for purposes of exercising the rights of such Certificate Book-Entry Holders under the Agreement and this Supplement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate
Book-Entry Holders; and (v) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate
Book-Entry Holders.

         All transfers by Certificate Book-Entry Holders of interest in Class A Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Book-Entry Certificate Holders and, notwithstanding any other provision herein to the contrary, the Trustee shall have no responsibility with respect to any such transfers (except as set forth in subsection 2.4(d) below). Each Depository Participant shall only transfer Class A Certificates of Certificate Book-Entry Holders it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures and in accordance with applicable law.

         (c) The Class B Certificates shall be issued only as Definitive Certificates.

         SECTION 2.4. RESTRICTIONS ON TRANSFER. (a) On the Issuance Date, the Company shall sell the Term Certificates to the Initial Purchasers pursuant to the Purchase Agreement and deliver the Term Certificates in the form specified therein. Thereafter, the Term Certificates may not be transferred except in accordance with any applicable state securities laws, in amounts of at least U.S. $1,000,000 each and otherwise as follows:

         (i) with respect to Term Certificates evidenced by Book-Entry Certificates, to Qualified Institutional Buyers in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A promulgated thereunder ("Rule 144A"); and

         (ii) with respect to Term Certificates evidenced by Definitive Certificates, (A) to Qualified Institutional Buyers in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A thereunder, (B) to other Institutional Accredited Investors who deliver a Purchaser Letter to the Trustee or (C) to a person who is taking delivery of such Certificate in definitive form pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act, as confirmed in an Opinion of Counsel addressed to the Trustee and the Company, which counsel and opinion are satisfactory to the Trustee and the Company.

The Trustee shall have no obligations or duties with respect to determining whether any transfers of the Certificates are made in accordance with the Securities Act or any other Requirements of Law; PROVIDED that with respect to Definitive Certificates, the Trustee shall enforce such transfer restrictions in accordance with the terms set forth on the related Certificate and the provisions of the Agreement and this Supplement.

         (b) Each purchaser (other than the Initial Purchasers) of the Term Certificates (including, without limitation, any purchaser of an interest in the Book-Entry Certificates) will be deemed to have represented and agreed as follows:

        (i) It is (A) a Qualified Institutional Buyer as defined in Rule 144A(a) and is acquiring the Term Certificates for its own institutional account or for the account or accounts of a Qualified Institutional Buyer or (B) purchasing Term Certificates being delivered in the form of Definitive Certificates in a transaction exempt from registration under the Securities Act and in compliance with the provisions of the Agreement and in compliance with the legend set forth in clause (v) below;

       (ii) It is purchasing one or more Term Certificates in an amount of at least U.S. $1,000,000 and it understands that such Term Certificates may be resold, pledged or otherwise transferred only in an amount of at least U.S. $1,000,000;

      (iii) It is not an ERISA Entity and it is not acquiring or holding any Term Certificate, directly or indirectly, for or on behalf of an ERISA Entity;

       (iv) It understands that the Term Certificates are being transferred to it in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Term Certificates, such Term Certificates may be resold, pledged or transferred only (A) in a transaction meeting the requirements of Rule 144A to a person who the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account or for the account or accounts of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (B) to purchasers of Term Certificates being delivered in the form of Definitive Certificates, pursuant to a transaction otherwise exempt from registration under the Securities Act and in compliance with the provisions of the Agreement and in compliance with the legend set forth in clause (v) below;

        (v) It understands that each Term Certificate will bear a legend substantially to the following effect:

     [FOR BOOK-ENTRY CERTIFICATES ONLY: "UNLESS THIS TERM CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR

     OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     INTERESTS IN THIS TERM CERTIFICATE MAY ONLY BE HELD BY QUALIFIED INSTITUTIONAL BUYERS (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933, AS AMENDED).]

     THIS TERM CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE HOLDER HEREOF, BY PURCHASING THIS TERM CERTIFICATE, AGREES THAT SUCH TERM CERTIFICATE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, IN AN AMOUNT OF AT LEAST U.S. $1,000,000 AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) TO A PERSON
     (A) WHO IS AN INSTITUTIONAL "ACCREDITED INVESTOR", WITHIN THE MEANING OF RULE 501(a)(1),(2),(3) OR (7) OF REGULATION D UNDER THE ACT, AND WHO DELIVERS A PURCHASER LETTER TO THE TRUSTEE IN THE FORM ATTACHED TO THE SERIES 1996-1 SUPPLEMENT OR (B) WHO IS TAKING DELIVERY OF SUCH CERTIFICATE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE AND THE COMPANY, WHICH SUCH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY AND THE TRUSTEE.

     THIS TERM CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY OR ON BEHALF OF (1) AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR OTHER RETIREMENT ARRANGEMENT, INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN, WHETHER OR NOT IT IS SUBJECT TO THE PROVISIONS OF TITLE I THEREOF, (2) ANY PLAN DESCRIBED IN
     SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (3) ANY OTHER ENTITY THAT WOULD BE DEEMED TO BE A "BENEFIT PLAN INVESTOR" WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION SECTION 2510.3-101(f)(2) (ANY OF THE FOREGOING, AN "ERISA ENTITY").

     THIS TERM CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

     [FOR CLASS B CERTIFICATES ONLY: THE CLASS B CERTIFICATES MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THE TRANSFEREE THEREOF DELIVERS A LETTER, IN THE FORM ATTACHED TO THE SERIES 1996-1 SUPPLEMENT, TO THE EFFECT THAT EITHER (i) SUCH TRANSFEREE IS NOT A TRUST, PARTNERSHIP OR "S CORPORATION" (WITHIN THE MEANING OF SECTION 1361(A) OF THE CODE) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES OR (ii) SUCH TRANSFEREE IS A TRUST, PARTNERSHIP OR "S CORPORATION" (WITHIN THE MEANING OF SECTION 1361(A) OF THE CODE) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, BUT AFTER GIVING EFFECT TO SUCH TRANSFER OF CLASS B CERTIFICATES TO SUCH TRANSFEREE, LESS THAN 50 PERCENT OF THE AGGREGATE VALUE OF SUCH TRANSFEREE'S ASSETS WOULD CONSIST OF CLASS B CERTIFICATES.

     THE CLASS B CERTIFICATES ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS PROVIDED IN THE POOLING AGREEMENT AND THE SERIES 1996-1 SUPPLEMENT.

     THE TRUSTEE INTENDS TO WITHHOLD PURSUANT TO SECTION 1446 OF THE CODE ON PAYMENTS OF INTEREST ALLOCABLE TO CLASS B CERTIFICATEHOLDERS WHO ARE FOREIGN INVESTORS. AS A RESULT, THE CASH RECEIVED ON A CURRENT BASIS BY FOREIGN INVESTORS WHO OWN CLASS B CERTIFICATES WILL BE LESS THAN THE FULL INTEREST PAYMENTS. FOR THESE PURPOSES, A FOREIGN INVESTOR IS A PERSON OR ENTITY OTHER THAN AN INDIVIDUAL WHO IS A CITIZEN OR RESIDENT OF THE UNITED STATES, A CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF (A "U.S. COMPANY"), OR AN ESTATE OR TRUST THE INCOME OF WHICH IS SUBJECT TO U.S. FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE. A U.S. COMPANY WHICH IS A SUBSIDIARY OF A FOREIGN INVESTOR IS NOT ITSELF CONSIDERED A FOREIGN INVESTOR BUT A U.S. BRANCH OF A FOREIGN INVESTOR WOULD BE CONSIDERED A FOREIGN INVESTOR.]

         (c) The Transfer Agent and Registrar shall not permit the transfer of any Term Certificates unless such transfer complies with the terms of the foregoing legends and, in the case of a transfer (i) to an Institutional Accredited Investor (other than a Qualified Institutional Buyer), the transferee delivers a completed Purchaser Letter or (ii) to a Person other than a Qualified Institutional Buyer or an Institutional Accredited Investor, upon delivery of an opinion of counsel (which counsel may include Richards & O'Neil, LLP), satisfactory to the Trustee and the

Company, to the effect that the transferee is taking delivery of the Term Certificates in a transaction that is otherwise exempt from the registration requirements of the Securities Act and, in the case of a transfer of a Class B Certificate to any Person, the transferee delivers to the Company and the Trustee a completed Class B Transferee Tax Letter.

         (d) If a Certificate Book-Entry Holder of Class A Certificates wishes at any time to transfer its interest therein to one or more Institutional Accredited Investors or persons described in subsection 2.4(a)(ii)(C) above, such interest may be so transferred only if, in addition to satisfaction of any other applicable requirements pursuant hereto and to the Agreement, the transferor has delivered to the Trustee and the Transfer Agent and Registrar a Definitive Certificate Conversion Letter. Upon (i) receipt by the Trustee and the Transfer Agent and Registrar of (x) such Definitive Certificate Conversion Letter and (y) instructions given in accordance with the Depository's procedures therefor and (ii) satisfaction of any other applicable requirements pursuant hereto and to the Agreement, the Transfer Agent and Registrar shall reflect on the Certificate Register the date and a decrease in the principal amount of the applicable Book-Entry Certificate in an amount equal to the principal amount of the beneficial interest in such Book-Entry Certificate to be transferred, and the Company shall sign, on behalf of the Trust, and shall direct the Trustee in writing to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate and deliver one or more Definitive Certificates of like tenor and amount to the transferee or transferees indicated in the related Definitive Certificate Conversion Letter.

         SECTION 2.5. APPLICATION OF PROCEEDS. On the Issuance Date, the Trustee shall remit to the Company the cash proceeds received by it upon the issuance of the Term Certificates.

         SECTION 2.6. PROCEDURE FOR DECREASING THE SERIES 1996-1 INVESTED AMOUNT; OPTIONAL TERMINATION. (a) If as of the last day of any period of three consecutive Settlement Periods the daily average excess during such period of the Series 1996-1 Invested Amount over the Series 1996-1 Adjusted Invested Amount equals or exceeds the Reduction Threshold, as of the last day of any Settlement Period, the Company shall reduce the Class A Invested Amount and the Class B Invested Amount (a "REDUCTION"), by causing the Trustee to distribute to the Term Certificateholders in accordance with this subsection 2.6(a) an amount (the "REDUCTION AMOUNT") at least equal to such Reduction Threshold, PROVIDED that in no event shall a Reduction be made if it would cause the Series 1996-1 Invested Amount to be reduced below $100,000,000. The Company shall direct the Trustee in writing to make such distribution and shall specify the amount of the Reduction to be distributed as specified below. The distribution of the Reduction Amount shall be made to the Term Certificateholders PRO RATA based on the Initial Invested Amount of each Class, from the funds on deposit in the Series 1996-1 Principal Collection Sub-subaccount on the immediately succeeding Distribution Date (a "SPECIAL DISTRIBUTION DATE"); PROVIDED that no Early Amortization Event or Potential Early Amortization Event has occurred and is continuing and the Servicer on behalf of the Company shall have given the Trustee written notice of such Reduction and the related Reduction Amount (which amount shall not exceed the available funds on deposit in the Series 1996-1 Principal Collection Sub-subaccount as of the date of such notice) at least five Business Days prior to the related Special Distribution Date setting forth the amount of such Reduction and, in the case of such notice to the Trustee, instructions not to distribute to the Company any amounts pursuant to subsection 3A.3(b)(i) until the condition set forth in the second proviso in such subsection is satisfied. The Trustee shall send written notice of any proposed Reduction to the Term Certificateholders and each Rating Agency as promptly as reasonably practicable.

         (b) (i) On any Business Day, the Company shall have the right to deliver an irrevocable written notice (an "OPTIONAL TERMINATION NOTICE") to the Trustee and the Servicer in which the Company declares that the Series 1996-1 Revolving Period shall terminate on the date (the "OPTIONAL TERMINATION DATE") set forth in such notice (which date, in any event, shall not be less than 10 days from the date on which such notice is delivered); PROVIDED that if the Optional Termination Date occurs prior to the second anniversary of the Issuance Date, the Company shall pay to the Term Certificateholders, in addition to the Invested Amount (and interest accrued thereon) to which such holders are entitled, an amount calculated by the Company equal to the present value of a series of payments equal to the product of (i) the Series 1996-1 Invested Amount and (ii) the spread over One-Month LIBOR applicable to the Certificate Rates for each Class of Term Certificates, payable monthly on each Distribution Date in arrears from the Optional Termination Date through the second anniversary of the Issuance Date and discounted at a rate equal to One-Month LIBOR being used to calculate the Certificate Rates on the Optional Termination Date (the "PREPAYMENT PREMIUM"); PROVIDED FURTHER that the Prepayment Premium shall be paid in accordance with the following sentence. On the Distribution Date on which the Series 1996-1 Invested Amount has been repaid in full, the Company shall pay, solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts by the Company pursuant to any Pooling and Servicing Agreement, FIRST, to the Class A Certificateholders, and SECOND, to the Class B Certificateholders, the applicable Prepayment Premium.

         (ii) From and after the Optional Termination Date, the Series 1996-1 Amortization Period shall commence for all purposes under this Agreement and the other Transaction Documents. The Trustee shall give prompt written notice of its receipt of an Optional Termination Notice to the Term Certificateholders and each Rating Agency.

         SECTION 2.7. SALE OF ADDITIONAL TERM CERTIFICATES. (a) The Company may, upon written notice to the Trustee, the Servicer and the Term Certificateholders and upon satisfaction of each of the conditions set forth in subsection (b) of this Section 2.7, direct the Trustee in writing to issue on the following Distribution Date (each such date a "SUBSEQUENT ISSUANCE DATE") additional Class A Certificates and Class B Certificates, identical to the existing Class A Certificates and Class B Certificates (except that the Certificate Rate applicable to such additional Class A Certificates or Class B Certificates, as the case may be, may differ from the Certificate Rate applicable to such existing Class A Certificates or Class B Certificates, as the case may be) (such issuance to be made PRO rata based on the Initial Invested Amount of each such Class), in an aggregate principal amount and in such names and denominations as specified by the Company in accordance with subsection 2.7(c) below; PROVIDED that the Series 1996-1 Target Receivables Amount shall not exceed the Series 1996-1 Allocated Receivables Amount after giving effect to any increase in the Invested Amount on such Subsequent Issuance Date.

         The Company may arrange for the sale of such additional Class A Certificates and Class B Certificates pursuant to a private placement or any other sale arrangement; PROVIDED that the Company agrees that it shall first offer to the existing Term Certificateholders the opportunity to purchase such additional Class A Certificates and Class B Certificates on substantially the same terms and conditions that such additional Certificates are to be offered to other purchasers. If existing Class A Certificateholders or Class B Certificateholders, as the case may be, elect not to purchase all such additional Class A Certificates or Class B Certificates within 10 Business Days following their receipt of an offer therefor, the Company may proceed with its arrangements to sell all such additional Class A Certificates or Class B Certificates, as the case may be, to any other eligible purchasers. In the event that the existing Class A Certificateholders or Class B Certificateholders, as the case may be, subscribe to purchase more additional Class A Certificates or Class B Certificates than are being offered by the Company at such time, then each such existing Class A Certificateholder or Class B Certificateholder shall be entitled to purchase a PRO RATA portion of such additional Class A Certificates or Class B Certificates based on the aggregate principal amount of Class A Certificates or Class B Certificates then held by such holder. On each Subsequent Issuance Date, if any, the Series 1996-1 Invested Amount (and each other amount set forth herein, the calculation of which is based on such amount) shall be recalculated by the Servicer to include the additional Initial Invested Amounts with respect to the Class A Certificates and Class B Certificates issued on such date.

         (b) On any Subsequent Issuance Date, the Trustee shall only authenticate and deliver any additional Class A Certificates and Class B Certificates upon satisfaction of the following conditions on or prior to such Subsequent Issuance Date:

         (i) the Rating Agencies shall have been notified by the Company of the proposed issuance of additional Class A Certificates and Class B Certificates at least 10 days prior to the proposed Subsequent Issuance Date, each Rating Agency shall have issued a rating (as confirmed in a letter delivered to the Trustee) on the additional Class A Certificates and Class B Certificates that is equivalent to that rating issued by such Rating Agency on the Issuance Date and the Rating Agency Condition shall have been satisfied on or prior to such Subsequent Issuance Date with respect to such issuance;

         (ii) the Trustee shall have received from the Company an Officer's Certificate certifying that no Early Amortization Event or Potential Early Amortization Event has occurred and is continuing with respect to Series 1996-1 or would occur as a result of such issuance;

         (iii) a Tax Opinion addressed to the Trust and the Trustee shall have been delivered to the Trustee; and

         (iv) an Opinion of Counsel addressed to the Trust and the Trustee shall have been delivered to the Trustee stating that all of the conditions to the issuance of such additional Class A Certificates and Class B Certificates shall have been satisfied (which opinion may, to the extent it concerns questions of fact, rely on an Officer's Certificate with respect to such questions of fact).

         (c) On each Subsequent Issuance Date, the Company shall sign, on behalf of the Trust, and shall direct the Trustee in a written communication signed by a Responsible Officer to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate and deliver (i) the related additional Class A Certificates in such names and such denominations and deliver such additional Class A Certificates in accordance with such written directions and (ii) the related additional Class B Certificates in such names and such denominations and deliver such additional Class B Certificates in accordance with such written directions.


                                 ARTICLE III

                       ARTICLE III OF THE AGREEMENT

         Section 3.1 of the Agreement and each other section of Article III of the Agreement relating to another Series shall read in their entirety as provided in the Agreement. Article III of the Agreement (except for Section 3.1 thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to the Series 1996-1
Certificates:

         SECTION 3A.2. ESTABLISHMENT OF TRUST ACCOUNTS. (a) The Trustee shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, (i) for the benefit of the Class A Certificateholders, (ii) for the benefit, subject to the prior and senior interest of the Class A Certificateholders, of the Class B Certificateholders and (iii) in the case of clauses (A), (B) and (C) below, for the benefit, subject to the prior and senior interest of the Term Certificateholders, of the owner of the Series 1996-1 Subordinated Interest, (A) a subaccount of the Collection Account (the "SERIES 1996-1 COLLECTION SUBACCOUNT"), which subaccount is the Series Collection Subaccount with respect to Series 1996-1; (B) two subaccounts of the Series 1996-1 Collection Subaccount: (1) the Series 1996-1 Principal Collection Sub-subaccount and (2) the Series 1996-1 Non-Principal Collection Sub-subaccount (respectively, the "SERIES 1996-1 PRINCIPAL COLLECTION SUB-SUBACCOUNT" and the "SERIES 1996-1 NON-PRINCIPAL COLLECTION SUB-SUBACCOUNT"), (C) a subaccount of the Series 1996-1 Principal Collection Sub-subaccount (the "SERIES 1996-1 COLLECTION SUBORDINATED SUB-SUBACCOUNT"), and (D) a subaccount of the Series 1996-1 Non-Principal Collection Sub-subaccount (the "SERIES 1996-1 ACCRUED INTEREST SUB-SUBACCOUNT"; all accounts established pursuant to this subsection 3A.2(a) and listed on Schedule 1, collectively, the "TRUST ACCOUNTS"), each Trust Account to bear a designation indicating that the funds deposited therein are held for the benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (i), (ii) and (iii) above. The Trustee, on behalf of the Holders, shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible Investments credited to, the Trust Accounts and in all proceeds thereof. The Trust Accounts shall be under the sole dominion and control of the Trustee for the exclusive benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (i), (ii) and (iii) above.

         (b) All Eligible Investments in the Trust Accounts shall be held by the Trustee, on behalf of the Holders, for the exclusive benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (A), (B), (C) and (D) of subsection 3A.2(a) and, subject to the prior interest of such Persons, the owner of the Series 1996-1 Subordinated
Interest; PROVIDED, HOWEVER, that funds on deposit in a Trust Account which is a Sub-subaccount of a Collection Account may, at the direction of the Company, be invested together with funds held in other Sub-subaccounts of the Collection Account. After giving effect to any distribution to the Company pursuant to subsection 3A.3(b), amounts on deposit and available for investment in the Series 1996-1 Principal Collection Sub-subaccount and the Series 1996-1 Collection Subordinated Sub-subaccount shall be invested by the Trustee at the written direction of the Company in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof,
(i) in the case of any such investment made during the Series 1996-1
Revolving Period, on or prior to the next Business Day and (ii) in the case of any such investment made during the Series 1996-1 Amortization Period, on or prior to the Business Day immediately preceding the next Distribution
Date. Amounts on deposit and available for investment in the Series 1996-1 Non-Principal Collection Sub-subaccount and the Series 1996-1 Accrued
Interest Sub-subaccount shall be invested by the Trustee at the written direction of the Company in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day immediately preceding the next Distribution Date. As of the Business Day immediately preceding such next Distribution Date, (x) all interest and other investment earnings (net of losses and investment expenses) on funds deposited in the Series 1996-1 Accrued Interest Sub-subaccount shall be deposited in the Series 1996-1 Non-Principal
Collection Sub-subaccount and (y) all interest and investment earnings (net of losses and investment expenses) on funds deposited in the Series 1996-1 Principal Collection Sub-subaccount and the Series 1996-1 Collection Subordinated Sub-subaccount shall be deposited in the Series 1996-1 Non-Principal Collection Sub-subaccount.

         SECTION 3A.3. DAILY ALLOCATIONS. In accordance with the written direction of the Servicer, upon which the Trustee may conclusively rely:

         (a) The portion of the Aggregate Daily Collections allocated to the Series 1996-1 Certificates pursuant to Article III of the Agreement shall be allocated and distributed as set forth in this Article III by the Trustee as follows:

              (i)  on each Business Day, an amount equal to the Accrued
     Expense Amount for such day (or, during the Series 1996-1 Revolving Period, such greater amount as the Company may request in writing) shall be transferred from the Series 1996-1 Collection Subaccount to the Series 1996-1 Non-Principal Collection Sub-subaccount; PROVIDED, HOWEVER, that during the Series 1996-1 Amortization Period, to the extent of funds on deposit (after giving effect to deposits on such Business Day) in the Series 1996-1 Collection Subordinated Sub-subaccount, such transfer shall be made from funds on deposit in the Series 1996-1 Collection Subordinated Sub-subaccount prior to any transfer from the Series 1996-1 Collection Subaccount, in each case to the Series 1996-1 Non-Principal Collection Sub-subaccount;

              (ii) following the transfers pursuant to clause (i) above, during the Series 1996-1 Revolving Period, any remaining funds on deposit in the Series 1996-1 Collection

     Subaccount shall be transferred by the Trustee to the Series 1996-1 Principal Collection Sub-subaccount;

              (iii) if the Series 1996-1 Amortization Period commences prior to March 31, 1997, then, during the Series 1996-1 Amortization Period, following the transfers made pursuant to clause (i) above, any remaining funds on deposit in the Series 1996-1 Collection Subaccount shall be allocated and transferred by the Trustee as follows:

                   (A) an amount equal to the sum of (I) the product of (x) the Series 1996-1 Collections, TIMES (y) the Ineligible Receivables Percentage, PLUS (II) the product of (x) the Series 1996-1 Collections, TIMES (y) the Eligible Receivables Percentage, TIMES
         (z) the Series 1996-1 Subordinated Percentage, shall be transferred to the Series 1996-1 Collection Subordinated Sub-subaccount; and

                   (B) following the transfer made pursuant to clause (A) above, any remaining funds on deposit in the Series 1996-1 Collection Subaccount shall be transferred to the Series 1996-1 Principal Collection Sub-subaccount; and

              (iv) if the Series 1996-1 Amortization Period commences on or after March 31, 1997, then, during the Series 1996-1 Amortization Period, following the transfers pursuant to clause (i) above, any remaining funds on deposit in the Series 1996-1 Collection Subaccount shall be transferred by the Trustee to the Series 1996-1 Principal Collection Sub-subaccount.

         (b)(i) On each Business Day during the Series 1996-1 Revolving Period (including Distribution Dates), after giving effect to all allocations of Aggregate Daily Collections on such Business Day, amounts on deposit in the Series 1996-1 Principal Collection Sub-subaccount shall be distributed by the Trustee to the Company (but only to the extent that the Trustee has received a Daily Report which reflects the receipt of the Collections on deposit therein) in accordance with directions contained in such Daily Report; PROVIDED that such distribution shall be made only if no Potential Early Amortization Event or Early Amortization Event, in each case pursuant to Section 7.1 of the Agreement or subsections (a), (d) (but only with respect to a Servicer Default set forth in subsection 6.1(e) of the Servicing Agreement), (g) or (i) of Section 5.1 of this Supplement, has occurred and is continuing and only to the extent that, after giving effect to such distribution, the Series 1996-1 Target Receivables Amount would not exceed the Series 1996-1 Allocated Receivables Amount; PROVIDED FURTHER that if the Company or the Servicer, on behalf of the Company, shall have given a notice of a Reduction and the related Reduction Amount to the Trustee and the Servicer pursuant to subsection 2.6(a) (and the Trustee shall have received such notice), the Trustee shall retain, until the related Special Distribution Date, aggregate amounts on deposit in the Series 1996-1 Principal Collection Sub-subaccount equal to the sum of the Reduction Amount in respect thereof; PROVIDED STILL FURTHER that in the event that an amount less than the Accrued Expense Amount for such day was transferred from the Series 1996-1 Collection Subaccount to the Series 1996-1 Non-Principal Collection Sub-subaccount on such day pursuant to subsection 3A.3(a)(i), the amount on deposit in the Series 1996-1 Principal Collection Sub-subaccount, up to the amount of such deficiency, shall be transferred to the Series

1996-1 Non-Principal Collection Sub-subaccount.   Amounts distributed to the
Company hereunder shall be deemed to be paid first from Collections received directly by the Servicer and second from Collections received in the Lockboxes.

         (ii)  On each Business Day during the Series 1996-1 Amortization
Period (including Distribution Dates), funds deposited in the Series 1996-1 Principal Collection Sub-subaccount and the Series 1996-1 Collection Subordinated Sub-subaccount shall be invested in Eligible Investments that mature on or prior to the Business Day immediately preceding the next Distribution Date and shall be distributed on such Distribution Date in accordance with subsection 3A.6(c). No amounts on deposit in the Series 1996-1 Principal Collection Sub-subaccount or the Series 1996-1 Collection Subordinated Sub-subaccount shall be distributed by the Trustee to the Company or the owner of the Series 1996-1 Subordinated Interest during the Series 1996-1 Amortization Period.

         (c) On each Business Day, an amount equal to the Series 1996-1 Daily Interest Expense for such day shall be transferred by the Trustee from the Series 1996-1 Non-Principal Collection Sub-subaccount to the Series 1996-1 Accrued Interest Sub-subaccount.

         (d) On each Business Day during the Series 1996-1 Amortization Period (including Distribution Dates), so long as there are any amounts on deposit in the Series 1996-1 Collection Subordinated Sub-subaccount, after giving effect to the transfers pursuant to subsection 3A.3(a), the Trustee shall also transfer from the Series 1996-1 Collection Subordinated Sub-subaccount to the Series 1996-1 Principal Collection Sub-subaccount an amount equal to the lesser of (i) the sum of (A) the product of (1) the Series 1996-1 Non-Subordinated Percentage, TIMES (2) the Invested Percentage, TIMES (3) the Eligible Receivables Percentage, TIMES (4) the excess of (x) the sum of Dilution Adjustments arising or identified, and the outstanding Principal Amount of Ineligible Receivables for which the Repurchase Obligation Date has occurred, in each case since the preceding Business Day, OVER (y) the amount specified in the Daily Report as having been deposited by the Company in respect of such Dilution Adjustments and Ineligible Receivables (either from the deposit in the Collection Account of cash payments made in respect thereof by the Sellers or from other cash Collections in respect thereof) in the Series 1996-1 Principal Collection Sub-subaccount since the preceding Business Day, (B) the product of (1) the Series 1996-1 Non-Subordinated Percentage, TIMES (2) the Invested Percentage, TIMES (3) the Eligible Receivables Percentage, TIMES (4) the Principal Amount of Receivables which became Defaulted Receivables since the preceding Business Day, and (C) (x) the Series 1996-1 Unreimbursed Amount (as defined in the following sentence) for the prior Business Day MINUS (y) the amount specified in the Daily Report as having been deposited by the Company on such Business Day in respect of such Series 1996-1 Unreimbursed Amount (either from the deposit in the Collection Account of cash payments made in respect thereof by the Sellers or from other cash Collections in respect thereof) in the Series 1996-1 Principal Collection Sub-subaccount and (ii) the amount on deposit in the Series 1996-1 Collection Subordinated Sub-subaccount on such Business Day. If on any Business Day the amount calculated pursuant to clause (i) exceeds the amount calculated pursuant to clause (ii), such excess shall be referred to as the "SERIES 1996-1 UNREIMBURSED AMOUNT" for such Business Day.

         (e) In addition to the foregoing, on the Distribution Date during the Series 1996-1 Amortization Period following the Settlement Report Date on which
(i) the Series 1996-1 Invested Amount has been reduced to an amount which is equal to or less than the Clean-Up Call Amount and (ii) the sum of (x) the amount on deposit in the Series 1996-1 Collection Subordinated Sub-subaccount, if any, PLUS (y) the amount on deposit in the Series 1996-1 Principal Collection Sub-subaccount, equals or exceeds the Clean-Up Call Repurchase Price, the Trustee shall transfer from the Series 1996-1 Collection Subordinated Sub-subaccount to the Series 1996-1 Principal Collection Sub-subaccount (which amount shall be used to pay the Clean-Up Call Repurchase Price in full) the lesser of (i) the Clean-Up Call Repurchase Price MINUS the amount on deposit in the Series 1996-1 Principal Collection Sub-subaccount on such day and (ii) the amount on deposit in the Series 1996-1 Collection Subordinated Sub-subaccount. In addition, on the Distribution Date during the Series 1996-1 Amortization Period on which the Company has exercised its clean-up option pursuant to
Section 9.2 of the Pooling Agreement to repurchase the Series 1996-1 Certificates, the Trustee shall, upon the written request of the Company, transfer from the Series 1996-1 Collection Subordinated Sub-subaccount to the Series 1996-1 Principal Collection Sub-subaccount (which amount shall be applied towards payment of the Clean-Up Call Repurchase Price) the lesser of (i) the Series 1996-1 Invested Amount MINUS the amount on deposit in the Series 1996-1 Principal Collection Sub-subaccount on such day and (ii) the amount on deposit in the Series 1996-1 Collection Subordinated Sub-subaccount, if any. Further,
(i) if the Amortization Period has commenced with respect to all Outstanding Series, then, on the date that is six months after the latest date on which the last Amortization Period for an Outstanding Series commenced or (ii) if the Receivables have been disposed of pursuant to subsection 7.2(b) of the Agreement, on the Distribution Date following the date of such disposition, the Trustee shall transfer from the Series 1996-1 Collection Subordinated Sub-subaccount to the Series 1996-1 Principal Collection Sub-subaccount (which amount shall be applied towards payment of the Series 1996-1 Invested Amount) the remaining amount on deposit in the Series 1996-1 Collection Subordinated Sub-subaccount, if any. The provisions of the foregoing paragraph (e) and this paragraph (f) shall in no event be construed to affect any other financial obligations of any Seller, any Servicing Party or the Company under any of the Transaction Documents.

         (f) The allocations to be made pursuant to this Section 3A.3 are subject to the provisions of Sections 2.5, 2.6, 7.2 and 9.1 of the Agreement.

         SECTION 3A.4. DETERMINATION OF INTEREST. (a) The amount of interest distributable with respect to the Term Certificates on each Distribution Date for the Accrual Period ending on such Distribution Date shall be determined as follows:

         (i) for the Class A Certificates, an amount (the "CLASS A MONTHLY INTEREST") equal to the product of (A) the Class A Certificate Rate for such Accrual Period, (B) the Class A Invested Amount on the first day of such Accrual Period (after giving effect to any distributions of principal on such date) and (C) the actual number of days in such Accrual Period DIVIDED BY 360; PROVIDED that if any additional Class A Certificates have been issued on any Subsequent Issuance Date, the Class A Monthly Interest shall equal the sum of the monthly interest amount for each outstanding tranche of Class A Certificates

     (based on the outstanding Invested Amount and the applicable Class A Certificate Rate in respect of such tranche);

         (ii) for the Class B Certificates, an amount (the "CLASS B MONTHLY INTEREST") equal to the product of (A) the Class B Certificate Rate for such Accrual Period, (B) the Class B Invested Amount on the first day of such Accrual Period (after giving effect to any distributions of principal on such date) and (C) the actual number of days in such Accrual Period DIVIDED BY 360; PROVIDED that if any additional Class B Certificates have been issued on any Subsequent Issuance Date, the Class B Monthly Interest shall equal the sum of the monthly interest amount for each outstanding tranche of Class B Certificates (based on the outstanding Invested Amount and the applicable Class B Certificate Rate in respect of such tranche); and

         (iii) The Servicer shall notify the Trustee in writing (upon which the Trustee may conclusively rely) on each Settlement Report Date of the amounts calculated pursuant to clauses (i) and (ii) above.

       (b) (i) On each Distribution Date, the Servicer shall determine the excess, if any (the "CLASS A INTEREST SHORTFALL"), of (A) the Class A Monthly Interest for the Accrual Period ending on such Distribution Date OVER (B) the amount which will be available to be distributed to the Class A Certificateholders on such Distribution Date in respect thereof pursuant to this Supplement. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("CLASS A ADDITIONAL INTEREST") equal to the product, for the next Accrual Period (or portion thereof) until such Class A Interest Shortfall is repaid, of (A) a rate per annum equal to the sum of (x) the Class A Certificate Rate for the next Accrual Period and (y) 1%, (B) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Certificateholders) and (C) the actual number of days in the next Accrual Period (or portion thereof) DIVIDED BY 360, shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date, to but excluding the Distribution Date on which such Class A Interest Shortfall is paid in full to the Class A Certificateholders.

         (ii) On each Distribution Date, the Servicer shall determine the excess, if any (the "CLASS B INTEREST SHORTFALL"), of (A) the Class B Monthly Interest for the Accrual Period ending on such Distribution Date OVER (B) the amount which is available to be distributed to the Class B Certificateholders on such Distribution Date in respect thereof pursuant to this Supplement. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("CLASS B ADDITIONAL INTEREST") equal to the product, for the next Accrual Period (or portion thereof) until such Class B Interest Shortfall is repaid, of (A) a rate per annum equal to the sum of (x) the Class B Certificate Rate for the next Accrual Period and (y) 1%, (B) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Certificateholders) and (C) the actual number of days in such Accrual Period (or portion thereof) DIVIDED BY 360, shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date, to but excluding the Distribution Date on which such Class B Interest Shortfall is paid in full to the Class B Certificateholders.

         SECTION 3A.5. DETERMINATION OF SERIES 1996-1 MONTHLY PRINCIPAL. (a) PAYMENTS OF SERIES 1996-1 PRINCIPAL. The amount (the "SERIES 1996-1 MONTHLY PRINCIPAL PAYMENT") distributable from the Series 1996-1 Principal Collection Sub-subaccount on each Distribution Date during the Series 1996-1 Amortization Period shall be equal to the amount on deposit in such account on the immediately preceding Settlement Report Date; PROVIDED, HOWEVER, that the Series 1996-1 Monthly Principal Payment on any Distribution Date shall not exceed the Series 1996-1 Invested Amount on such Distribution Date after giving effect to the reductions and increases pursuant to paragraphs (b) and (c) below.

         (b) REDUCTIONS TO SERIES 1996-1 PRINCIPAL. If, on any Special Allocation Settlement Report Date, the Series 1996-1 Allocable Charged-Off Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with written directions from the Servicer, upon which the Trustee may conclusively rely) make the following applications of such amounts in the following order of priority:

              (i) the Series 1996-1 Required Reserves shall be reduced (but not below zero) by an amount equal to the Series 1996-1 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied);

              (ii) then, to the extent that the Series 1996-1 Allocable Charged-Off Amount is greater than zero following the application in clause (i) above, the Class B Invested Amount shall be reduced (but not below zero) by an amount equal to such remaining Series 1996-1 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied); and

              (iii) then, to the extent that the Series 1996-1 Allocable Charged-Off Amount is greater than zero following the applications in clauses (i) and (ii) above, the Class A Invested Amount shall be reduced (but not below zero) by an amount equal to such remaining Series 1996-1 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied).

         (c) INCREASES TO SERIES 1996-1 PRINCIPAL. If, on any Special Allocation Settlement Report Date, the Series 1996-1 Allocable Recoveries Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with written directions from the Servicer upon which the Trustee may conclusively rely) make the following applications (after giving effect to the applications in paragraph (b) of such amount in the following order of priority):

              (i) the Class A Invested Amount shall be increased (but only to the extent of any previous reductions of the Class A Invested Amount pursuant to subsection 3A.5(b)(iii)) by the amount of the Series 1996-1 Allocable Recoveries Amount (which shall also be reduced by the amount so applied);

              (ii) then, to the extent that the Series 1996-1 Allocable Recoveries Amount is greater than zero following the applications in clause (i) above, the Class B Invested Amount shall be increased (but only to the extent of any previous reductions of the Class

     B Invested Amount pursuant to subsection 3A.5(b)(ii)) by such remaining Series 1996-1 Allocable Recoveries Amount (which shall also be reduced by the amount so applied); and

              (iii) then, to the extent that the Series 1996-1 Allocable Recoveries Amount is greater than zero following the applications in clauses (i) and (ii) above, the Series 1996-1 Required Reserves shall be increased (but only to the extent of any previous reductions of the Series 1996-1 Required Reserves pursuant to subsection 3A.5(b)(i)) by such remaining Series 1996-1 Allocable Recoveries Amount (which shall also be reduced by the amount so applied).

         SECTION 3A.6. APPLICATIONS. (a) On each Distribution Date, the Trustee shall distribute from amounts on deposit in the Series 1996-1 Accrued Interest Sub-subaccount in the following order of priority to the extent funds are available:

         (i) to the Class A Certificateholders, an amount equal to the Class A Monthly Interest payable on such Distribution Date, PLUS the amount of any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, PLUS the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date; PROVIDED, HOWEVER, that during the Series 1996-1 Amortization Period, no Class A Additional Interest will be paid until repayment in full of the Series 1996-1 Invested Amount and payment in full of all Class A Monthly Interest and Class B Monthly Interest; and

         (ii)  to the Class B Certificateholders, an amount equal to the Class
     B Monthly Interest payable on such Distribution Date, PLUS the amount of any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date, PLUS the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date; PROVIDED, HOWEVER, that during the Series 1996-1 Amortization Period, no Class B Additional Interest will be paid until repayment in full of the Series 1996-1 Invested Amount and payment in full of all Class A Monthly Interest and Class B Monthly Interest.

         (b) On each Distribution Date, the Trustee shall apply funds on deposit in the Series 1996-1 Non-Principal Collection Sub-subaccount in the following order of priority to the extent funds are available:

              (i) an amount equal to the Series 1996-1 Monthly Servicing Fee for the Accrual Period ending on such Distribution Date shall be withdrawn from the Series 1996-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Servicer or the Successor Servicer, as the case may be (less any amounts payable to the Trustee pursuant to Section
     8.5 of the Agreement, which shall be paid to the Trustee); and

              (ii) an amount equal to any unpaid Program Costs due and payable shall be withdrawn from the Series 1996-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Persons owed such amounts.

Any remaining amounts on deposit in the Series 1996-1 Non-Principal Collection Sub-subaccount on any Distribution Date (in excess of the Accrued Expense Amount as of such day) not allocated pursuant to clauses (i) and (ii) above shall be paid to the owner of the Series 1996-1 Subordinated Interest; PROVIDED, HOWEVER, that during the Series 1996-1 Amortization Period, such remaining amounts shall be deposited in the Series 1996-1 Principal Collection Sub-subaccount for distribution in accordance with subsection 3A.6(c).

         (c) During the Series 1996-1 Amortization Period, the Trustee shall apply, on each Distribution Date, amounts on deposit in the Series 1996-1 Principal Collection Sub-subaccount and, to the extent set forth in clauses (ii) and (iii) below, in the Series 1996-1 Collection Subordinated Sub-subaccount in the following order of priority:

              (i) an amount equal to the Series 1996-1 Monthly Principal Payment for such Distribution Date shall be distributed from the Series 1996-1 Principal Collection Sub-subaccount:

                   (A) first, PRO RATA to the Class A Certificateholders until the repayment in full of the Class A Invested Amount; and

                   (B) second, PRO RATA to the Class B Certificateholders until the repayment in full of the Class B Invested Amount; and

              (ii) following the repayment in full of the Series 1996-1 Invested Amount, (x) if any amounts are owed to the Trustee or any other Person, on account of its expenses, advances and disbursements incurred in respect of the performance of its responsibilities hereunder or as Successor Servicer, such amounts shall be transferred from the Series 1996-1 Principal Collection Sub-subaccount and, if applicable, the Series 1996-1 Collection Subordinated Sub-subaccount and paid to the Trustee or such other Person and (y) if the Optional Termination Date has occurred and any portion of the Prepayment Premium payable to the Term Certificateholders pursuant to subsection 2.6(b) has not been paid, then funds in an amount equal to the unpaid portion of such Prepayment Premium shall be transferred from the Series 1996-1 Principal Collection Sub-subaccount and, if applicable, the Series 1996-1 Collection Subordinated Sub-subaccount and paid, FIRST, to the Class A Certificateholders and, SECOND, to the Class B Certificateholders; and

              (iii) following the repayment in full of the Series 1996-1 Invested Amount and of all of the amounts set forth in clause (ii), the remaining amount on deposit in the Series 1996-1 Principal Collection Sub-subaccount and the Series 1996-1 Collection Subordinated Sub-subaccount on such Distribution Date, if any, shall be treated as follows: (x) upon delivery by the Servicer to the Trustee of an Officer's Certificate certifying that as of such date, no Seller has any obligations outstanding to any Person that may be entitled to make a claim for payment thereof pursuant to PACA, such amount on deposit shall be distributed to the owner of the Series 1996-1 Subordinated Interest or (y) if any such obligations remain outstanding on such date, the Servicer shall deliver to the Trustee an Officer's Certificate setting forth the amount thereof (the "OUTSTANDING PACA AMOUNT"), and upon receipt thereof the Trustee (A) shall distribute any funds on deposit in the Series 1996-1 Principal Collection Sub-subaccount and the Series 1996-1 Collection Subordinated Sub-subaccount, as the case may be, in excess of the Outstanding PACA Amount to the owner of the Series 1996-1 Subordinated Interest and (B) shall maintain on deposit in the Series 1996-1 Principal Collection Sub-subaccount and the Series 1996-1 Collection Subordinated Sub-subaccount, as the case may be, funds in an aggregate amount equal to the Outstanding PACA Amount until the Servicer has delivered an Officer's Certificate certifying that such Outstanding PACA Amount has been paid in full, in which case the Trustee shall distribute any remaining amount of such funds pursuant to clause (x) above. In addition, the Trust shall not be terminated pursuant to subsection 9.1(a)(ii) of the Pooling Agreement except upon receipt by the Trustee of an Officer's Certificate delivered by the Servicer certifying that as of the proposed Trust Termination Date, no Seller has any obligations outstanding to any Person that may be entitled to make a claim for payment thereof pursuant to PACA.

         (d) On each Special Distribution Date occurring in respect of a Reduction hereunder, the Trustee shall distribute to the Term Certificateholders on such Special Distribution Date (PRO RATA based on the Initial Invested Amount of each Class and PRO RATA within each Class), from amounts on deposit in the Series 1996-1 Principal Collection Sub-subaccount an amount equal to the Reduction Amount to be made on such Special Distribution Date.


                                    ARTICLE IV

                           DISTRIBUTIONS AND REPORTS

         Article IV of the Agreement (except for any portion thereof relating to another Series) shall read in its entirety as follows and the following shall be exclusively applicable to the Term Certificates:

         SECTION 4A.1. DISTRIBUTIONS. (a) The final distribution of principal in respect of the Term Certificates will be made after due notice by the Trustee of the pendency of such distribution (subject to at least five Business Days' prior written notice from the Servicer to the Trustee containing all information required for the Trustee's notice, upon which the Trustee may conclusively rely) and only upon presentation and surrender of such Term Certificates at the office of the Paying Agent or at the Corporate Trust Office of the Trustee, by check drawn on, or by transfer to an account maintained by the holder with, a bank in New York City. Any other distribution of principal in respect of the Term Certificates or on account of interest or fees on the Term Certificates on each Distribution Date will be made or caused to be made by the Paying Agent or the Trustee to the persons in whose name the Term Certificates are registered at the close of business on the related Record
Date. Such payment will be made by a check mailed to the Term Certificateholders at such Term Certificateholders' registered addresses or, upon application by any Term Certificateholder of at least $5,000,000 in original principal amount thereof to the Trustee not later than five Business Days prior to the related Distribution Date, by transfer to an account maintained by the Term Certificateholder with a bank in New York City.

         (b) All allocations and distributions hereunder shall be in accordance with the Daily Report and the Monthly Settlement Statement and subject to subsection 3.1(h) of the Agreement.

         SECTION 4A.2. STATEMENTS AND NOTICES. (a) MONTHLY SETTLEMENT STATEMENTS. On each Settlement Report Date, the Servicer shall deliver to the Trustee and each Rating Agency (commencing with the Settlement Report Date occurring on December 16, 1996) a Monthly Settlement Statement in the Form of Exhibit D setting forth, among other things, the Loss Reserve Ratio I, the Loss Reserve Ratio II, the Dilution Reserve Ratio I, the Dilution Reserve Ratio II, the Minimum Ratio, in each case, where applicable, with respect to the Class A Certificates and the Class B Certificates, the Carrying Cost Reserve Ratio and the Servicing Reserve Ratio and the components of the calculation thereof, each as recalculated for the period until the next succeeding Settlement Report Date. The Trustee shall forward a copy of each Monthly Settlement Statement to any Term Certificateholder upon request by such Term Certificateholder. The Company and the Servicer will deliver copies of all notices, reports, statements and other documents delivered by it pursuant to the Pooling and Servicing Agreements to each Rating Agency. A copy of any such items may be obtained by any Certificateholder upon a written request delivered to the Trustee at the Corporate Trust Office.

         (b) ANNUAL HOLDERS' TAX STATEMENT. On or before April 1 of each calendar year (or such earlier date as required by applicable law), beginning with calendar year 1997, the Company on behalf of the Trustee shall furnish, or cause to be furnished, to each Person who at any time during the preceding calendar year was a Term Certificateholder, a statement prepared by the Company containing the aggregate amount distributed to such Person for such calendar year or the applicable portion thereof during which such Person was a Term Certificateholder, together with such other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as the Company deems necessary or desirable to enable the Term Certificateholders to prepare their tax returns. Such obligation of the Company shall be deemed to have been satisfied to the extent that substantially comparable information shall have been prepared by the Servicer and provided to the Trustee and to the Term Certificateholders, in each case pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

         (c) EARLY AMORTIZATION EVENT/DISTRIBUTION OF PRINCIPAL NOTICES. Upon the occurrence of an Early Amortization Event with respect to Series 1996-1, the Company or the Servicer, as the case may be, shall give prompt written notice thereof to the Trustee. As promptly as reasonably practicable after its receipt of notice of the occurrence of an Early Amortization Event with respect to Series 1996-1, the Trustee shall give notice thereof (i) to each Rating Agency (which notice shall be given in writing not later than the second Business Day after such receipt) and (ii) each Term Certificateholder.

         SECTION 4A.3. NOTICE PROCEDURES. Notices required to be given to the Term Certificateholders hereunder will be delivered by first class mail to the addresses of such holders as they appear in the Certificate Register. Each of the Company and the Servicer will deliver copies of all notices, reports, statements and other documents delivered by it pursuant to the Pooling and Servicing Agreements to each Rating Agency.


                                 ARTICLE V

                      ADDITIONAL EARLY AMORTIZATION EVENTS

         SECTION 5.1. ADDITIONAL EARLY AMORTIZATION EVENTS. If any one of the events specified in Section 7.1 of the Agreement (after any grace periods or consents applicable thereto) or any one of the following events (each, an "EARLY AMORTIZATION EVENT") shall occur during the Series 1996-1 Revolving Period with respect to the Series 1996-1 Certificates:

         (a) (i) failure on the part of the Servicer to direct any payment or deposit to be made or failure of any payment or deposit to be made in respect of interest owing on any Term Certificates within two Business Days of the date such interest is due or (ii) failure on the part of the Servicer to direct any payment or deposit to be made or of the Company to make any payment or deposit in respect of any other amounts owing by the Company under any Pooling and Servicing Agreement within five Business Days of the date such other amount is due or such deposit is required to be made;

         (b) (i) failure on the part of the Company duly to observe or perform in any material respect any of the covenants or agreements of the Company set forth in Section 2.8 of the Agreement or (ii) failure on the part of the Company duly to observe or perform in any material respect any other covenants or agreements of the Company set forth in any Pooling and Servicing Agreement, which failure continues unremedied 30 days after the earlier of the date on which a Responsible Officer of the Company or the Servicer has knowledge thereof and the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by Term Certificateholders representing 25% or more of the Series 1996-1 Invested Amount;

         (c) any representation or warranty made or deemed made by the Company in any Pooling and Servicing Agreement to or for the benefit of the Term Certificateholders (i) proves to have been incorrect in any material respect when made or when deemed made and (ii) continues to be incorrect 30 days after the earlier of the date on which a Responsible Officer of the Company or the Servicer has knowledge thereof and the date on which notice of such failure, requiring the same to be remedied, has been given by the Trustee to the Company or by Term Certificateholders representing 25% or more of the Series 1996-1 Invested Amount to the Company and the Trustee; PROVIDED, HOWEVER, that an Early Amortization Event with respect to the Series 1996-1 Certificates shall not be deemed to have occurred under this paragraph if the incorrectness of such representation or warranty gives rise to an obligation to repurchase the related Receivables and the Company has repurchased the related Receivable or all such Receivables, if applicable, in accordance with the provisions of any Pooling and Servicing Agreement within ten Business Days of the day on which the Company was obligated to do so;

         (d) a Servicer Default with respect to the Servicer shall have occurred and be continuing;

         (e) a Purchase Termination Event (as defined in the Receivables Sale Agreement) shall have occurred and be continuing under the Receivables Sale Agreement;

         (f)  a Change in Control shall have occurred;

         (g) the Series 1996-1 Allocated Receivables Amount shall be less than the Series 1996-1 Target Receivables Amount for a period of five consecutive Business Days;

         (h) any of the Agreement, the Servicing Agreement, this Supplement, the Receivables Sale Agreement or the Servicer Guarantee shall cease, for any reason, to be in full force and effect, or the Company, any Seller, the Servicer, any Sub-Servicer or any Affiliate of any thereof shall so assert in writing;

         (i) the Trust shall for any reason cease to have a valid and perfected first priority undivided ownership or security interest in the Trust Assets (subject to no other Liens other than Permitted Liens described in clauses (i) and (v) of the definition thereof), or any of RS, US Foodservice, the Company or any Affiliate of any thereof shall so assert;

         (j) there shall have been filed against RS, US Foodservice, the Company or the Trust (i) a notice of federal tax Lien from the Internal Revenue Service, (ii) a notice of Lien from the PBGC under Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which either of such sections applies or (iii) a notice of any other Lien the existence of which could reasonably be expected to have a material adverse effect on the business, operations or financial condition of such Person, and, in each case, 40 days shall have elapsed without such notice having been effectively withdrawn or such Lien having been released or discharged;

         (k) a Reduction shall have occurred and, as a result thereof, the Series 1996-1 Invested Amount shall have been reduced to an amount below $100,000,000; or

         (l) any action, suit, investigation or proceeding at law or in equity (including, without limitation, injunctions, writs or restraining orders) shall be brought or commenced or filed by or before any arbitrator, court or Governmental Authority against the Company or the Servicer or any properties, revenues or rights of either thereof which could reasonably be expected to have a Material Adverse Effect with respect to such Person;

then, in the case of (x) any event described in Section 7.1 of the Agreement, after the applicable grace period (if any) set forth in such Section, automatically without any notice or action on the part of the Trustee or the Term Certificateholders, an early amortization period shall immediately commence or (y) any other event described above, after the applicable grace period (if any) set forth in such subsections, the Trustee may, and at the written direction of the Majority Term Certificateholders voting as a single class shall, by written notice then given to the Company and the Servicer, declare that an early amortization period has commenced as of the date of such notice with respect to Series 1996-1 (any such period under clause (x) or (y) above, an "EARLY AMORTIZATION PERIOD"); PROVIDED, HOWEVER, that in the case of the event described in clause (g) above, if an Early Amortization Period has not been declared within ten Business Days after the occurrence of such event, then an Early Amortization Period shall occur automatically unless, (i) prior to the end of such ten Business Day period, the Series 1996-1 Allocated Receivables Amount shall no longer be less than the Series 1996-1 Target Receivables Amount and
(ii) so long as the Series 1996-1 Allocated Receivables Amount continues to be equal to or greater than the Series 1996-1 Target Receivables Amount, Term Certificateholders representing 66-2/3% or more of the Series 1996-1 Invested Amount voting as a single class shall have waived the occurrence of such event.

         Notwithstanding the foregoing, a delay or failure in performance referred to in clause (a) or (b)(i) above for a period of up to five Business Days after the applicable grace period, or in clause (b)(ii) above for a period of up to 30 Business Days after the applicable grace period, will not constitute an Early Amortization Event if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Company and such delay or failure was caused by a Force Majeure Delay. The Company nevertheless will be required to use its best efforts to perform its obligations in a timely manner in accordance with the terms of the Transaction Documents, and the Company shall promptly give the Trustee an Officer's Certificate notifying it of any such failure or delay by the Company.


                                   ARTICLE VI

                                 SERVICING FEE

         SECTION 6.1. SERVICING COMPENSATION. A monthly servicing fee (the "SERIES 1996-1 MONTHLY SERVICING FEE") shall be payable to the Servicer on each Distribution Date for the immediately preceding Settlement Period in an amount equal to the product of (a) the Servicing Fee and (b) a fraction the numerator of which is the Series 1996-1 Invested Amount as of the end of such Settlement Period and the denominator of which is the Aggregate Invested Amount as of the end of such Settlement Period; PROVIDED, HOWEVER, that if an Early Amortization Event has occurred and is continuing and US Foodservice or any Affiliate thereof is acting as Servicer, payment of the Series 1996-1 Monthly Servicing Fee shall be deferred until the Series 1996-1 Invested Amount has been paid in full.

                                   ARTICLE VII

                     REPRESENTATIONS AND WARRANTIES, COVENANTS

         SECTION 7.1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SERVICER. The Company and the Servicer each hereby represents and warrants to the Trustee and each of the Term Certificateholders that each and every of their respective representations and warranties contained in the Agreement is true and correct in all material respects as of the Issuance Date.

         SECTION 7.2. COVENANTS OF THE COMPANY AND THE SERVICER. The Company and the Servicer hereby agree, in addition to their obligations under the Agreement and the Servicing Agreement, that:

          (a) they shall not terminate the Agreement unless in strict compliance with the terms of the Agreement and each Supplement relating to an Outstanding Series;

          (b) no later than 30 days after the date hereof, they will (i) deliver to the Trustee executed copies of software licenses or sublicenses, in a form reasonably acceptable to the Trustee, which grant to the Trustee the right to utilize any of the software owned or licensed by the Servicer that is necessary to perform the collection and administrative functions to be performed by the Trustee under the Transaction Documents, (ii) deliver to the Trustee executed copies of any landlord waivers, in a form reasonably acceptable to the Trustee, that may be necessary to grant to the Trustee access to any leased premises of the Servicer for which the Trustee may require access to perform the collection and administrative functions to be performed by the Trustee under the Transaction Documents, except to the extent the Company or the Servicer, as the case may be, owns such property and (iii) have taken all actions reasonably requested by the Trustee in connection with, and to ensure completion of, each of the Servicer Site Review and the Standby Liquidation System;

          (c) for so long as any Term Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will cause to be provided to any holder of Term Certificates and any prospective purchaser of Term Certificates or an interest therein (which prospective purchaser is designated by any holder of Term Certificates), upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and

          (d) they shall observe in all material respects each and every of their respective covenants (both affirmative and negative) contained in the Agreement, the Servicing Agreement, this Supplement and all other Transaction Documents to which each is a party.

          SECTION 7.3. COVENANTS OF THE SERVICER. The Servicer hereby agrees that:

          (a) it shall observe each and all of its respective covenants (both affirmative and negative) contained in the Pooling and Servicing Agreements in all material respects; and

          (b) it shall operate in good faith to allow the Trustee to use the Servicer's available facilities and expertise upon the Servicer's termination or default.

          SECTION 7.4. COVENANT OF THE TRUSTEE. Neither the Trustee nor any agent of the Trustee (including the Authenticating Agent and the Paying Agent) will knowingly take any action with the intent of facilitating (i) the registration, listing or trading of the Class B Certificates on any national, foreign, regional, local or other stock exchange or PORTAL or (ii) the development or existence of an "over the counter" market for the Class B Certificates (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise).


                                   ARTICLE VIII

                                  MISCELLANEOUS

          SECTION 8.1. RATIFICATION OF AGREEMENT. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

          SECTION 8.2. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 8.3. FURTHER ASSURANCES. Each of the Company, the Servicer and the Trustee agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the other more fully to effect the purposes of this Supplement and the sale of the Term Certificates hereunder, including, without limitation, in the case of the Company and the Servicer, the execution of any financing or registration statements or similar documents or notices or continuation statements relating to the Receivables and the other Trust Assets for filing or registration under the provisions of the UCC or similar legislation of any applicable jurisdiction.

          SECTION 8.4. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Trustee or any Term Certificateholder, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION 8.5. AMENDMENTS. (a) This Supplement may be amended, supplemented or otherwise modified in writing from time to time only if such amendment, supplement or modification is effected in accordance with the provisions of Section 10.1 of the Agreement.

          SECTION 8.6. SEVERABILITY. If any provision hereof is void or unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.

          SECTION 8.7. NOTICES. All notices, requests and demands to or upon any party hereto to be effective shall be given (i) in the case of the Company, the Servicer and the Trustee, in the manner set forth in Section 10.5 of the Agreement and (ii) in the case of any other party, in writing (including a confirmed transmission by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Rating Agencies or to such other address as may be hereafter notified by the respective parties hereto:

          DCR:           Duff & Phelps Credit Rating Co.
                         55 East Monroe Street
                         Chicago, Illinois 60603

                         Attention:  Asset-Backed Research and
                                     Monitoring Group
                         Telecopier: (312) 263-2852

          S&P:           Standard & Poor's Ratings Services
                         25 Broadway
                         New York, New York  10004
                         Attention:  Asset-Backed Surveillance
                                     Group
                         Telecopier: (212) 412-0225

Any notice required or permitted to be mailed to a Term Certificateholder shall be given as provided in Section 4A.3.

          SECTION 8.8. COUNTERPARTS. This Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

          SECTION 8.9. LIMITATION ON ADDITION AND TERMINATION OF SELLERS. (a) Notwithstanding anything to the contrary contained in the Receivables Sale Agreement, the Company shall not consent to the addition of a Seller or a Seller Division thereunder unless (subject to the proviso contained in clause (iv) below) each of the following conditions shall have been satisfied:

          (i) (x) in the case of a proposed addition of a Seller, each of the conditions set forth in Section 3.02 of the Receivables Sale Agreement, and
     (y) in the case of a proposed addition of a Seller Division, the conditions set forth in subsections 3.02(a)(ii), (e), (f), (g), (h), (j) and (k) (in each case, applied to the applicable New Division as if it were a proposed additional Seller) of the Receivables Sale Agreement, shall have been satisfied.

          (ii) The Company shall have received copies of the Policies of such additional Seller (or such Seller Division, as the case may be, if different from the Policies of the Seller of which it is a New Division), which Policies shall be in form and substance satisfactory to the Company.

          (iii) The Company shall have received confirmation (A) that there is no pending or, to its knowledge after due inquiry, threatened action or proceeding affecting such additional Seller (or such Seller Division, as the case may be) before any Governmental Authority (I) that could reasonably be expected to have a Material Adverse Effect with respect to such additional Seller (or such Seller Division, as the case may be, as if it were an additional Seller) or (II) that purports to affect the legality, validity or enforceability of this Supplement, the Agreement or any other Transaction Document or any of the transactions contemplated hereby or thereby.

          (iv) The Company and the Trustee shall have received evidence that the Rating Agency Condition shall have been satisfied with respect to the addition of such Seller (or addition of such Seller Division, as the case may be); PROVIDED that such satisfaction of the Rating Agency Condition (and such receipt of evidence thereof) shall not be required with respect to the addition of up to three Subsidiaries of RS (and/or New Divisions) as Sellers (or Seller Divisions) during any calendar year, each of which Subsidiaries (or New Divisions) meets the following criteria: (x) such Subsidiary (or New Division) is in the same line of business as the existing Sellers as of the related Seller Addition Date (as defined in the Receivables Sale Agreement) and (y) as of such date, immediately prior to giving effect to such addition (the "MEASUREMENT DATE"), the ratio (expressed as a percentage) of (I) (A) the aggregate Principal Amount of what would constitute all Eligible Receivables of such Subsidiary (or New Division) at the end of the Business Day immediately preceding the Measurement Date if it were a Seller (or Seller Division) MINUS the amount which would consitute the Overconcentration Amount applicable to such Receivables on the Measurement Date if such Subsidiary (or New Division) were a Seller (or Seller Division) MINUS (B) the product of the amount calculated pursuant to the foregoing clause (A) and the PACA Percentage which would be applicable on such date to such Subsidiary (or New Division) if it were a Seller (or Seller Division), calculated solely with respect to it, to (II) the Aggregate Receivables Amount on such date (before giving effect to such addition), is less than five percent.

          (v) The Company and the Trustee shall have received a certificate prepared by a Responsible Officer of the Servicer certifying that after giving effect to the addition of such Seller (or such Seller Division, as the case may be), the Aggregate Target Receivables Amount shall equal the Aggregate Allocated Receivables Amount on the related Seller Addition Date.

          (b) Notwithstanding anything to the contrary contained in the Receivables Sale Agreement, the Company shall not consent to any request made pursuant to Section 9.14 thereof, nor shall any Seller which is the subject of such request be terminated under the Receivables Sale Agreement, in each case unless (i) no Early Amortization Event, Potential Early Amortization Event or Potential Purchase Termination Event (as defined in the Receivables Sale Agreement) (other than with respect to the Seller to be so terminated) will have occurred and be continuing after giving effect to such termination and (ii) the Trustee shall have received prior notice of such termination (which notice shall be accompanied by a PRO FORMA Daily Report confirming that the Aggregate Target Receivables Amount equals the Aggregate Allocated Receivables Amount, each calculated after giving effect to such termination and excluding all Receivables originated by the Seller to be terminated).

          (c) Upon the termination of a Seller pursuant to Section 9.14 of the Receivables Sale Agreement and the foregoing paragraph (b), the calculation (including, without limitation, for purposes of the PRO FORMA calculations pursuant to paragraph (b) above) of the Aggregate Target Receivables Amount, the Aggregate Allocated Receivables Amount, the Series 1996-1 Required Reserves and all other amounts from which each such amount is directly or indirectly derived shall exclude in each case the Receivables originated by such terminated Seller.


                                   ARTICLE IX

                               FINAL DISTRIBUTIONS

          SECTION 9.1. CERTAIN DISTRIBUTIONS. (a) Not later than 2:00 p.m., New York City time, on the Distribution Date following the date on which the proceeds from the disposition of the Receivables pursuant to subsection 7.2(b) of the Agreement are deposited into the Series 1996-1 Non-Principal Collection Sub-subaccount and the Series 1996-1 Principal Collection Sub-subaccount, the Trustee shall distribute such amounts pursuant to Article III of this Supplement.

          (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, any distribution made pursuant to this Section 9.1 shall be deemed to be a final distribution pursuant to Section 9.3 of the Agreement with respect to the Term Certificates.

          IN WITNESS WHEREOF, the Company, the Servicer and the Trustee have caused this Series 1996-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                RS FUNDING INC.

                                By:  /s/
                                   _______________________________
                                   Name:
                                   Title:


                                US FOODSERVICE INC., in its individual
                                 capacity and as Servicer

                                By:  /s/
                                   _______________________________
                                   Name:
                                   Title:




                                THE CHASE MANHATTAN BANK, not in its individual capacity but solely as Trustee


                                By:  /s/
                                   ________________________________
                                   Name:
                                   Title:

                                                                      Schedule 1
                                                     TO SERIES 1996-1 SUPPLEMENT


                         [TO BE PROVIDED BY THE TRUSTEE]


                                 TRUST ACCOUNTS



     ACCOUNT                                                     ACCOUNT NUMBER

 Series 1996-1 Collection Subaccount                             ----------
 Series 1996-1 Principal Collection Sub-subaccount               ----------
 Series 1996-1 Non-Principal Collection Sub-subaccount           ----------
 Series 1996-1 Accrued Interest Sub-subaccount                   ----------
 Series 1996-1 Collection Subordinated Sub-subaccount            ----------

                                                                       Exhibit C
                                                     TO SERIES 1996-1 SUPPLEMENT


                    [TO BE PROVIDED BY CHASE SECURITIES INC.]


                              FORM OF DAILY REPORT

                                                                       Exhibit D
                                                     TO SERIES 1996-1 SUPPLEMENT


                    [TO BE PROVIDED BY CHASE SECURITIES INC.]


                      FORM OF MONTHLY SETTLEMENT STATEMENT

                                                                      Exhibit F
                                                     TO SERIES 1996-1 SUPPLEMENT


                      FORM OF CLASS B TRANSFEREE TAX LETTER


          We are delivering this letter in connection with the transfer of $---- of the Floating Rate Class B Trade Receivables Participation Certificates,
Series 1996-1 (the "CERTIFICATES") issued by the Rykoff-Sexton Receivables Master Trust (the "TRUST") created under the Pooling Agreement, dated as of November --, 1996 (as amended, supplemented or otherwise modified from time to time, the "POOLING AGREEMENT"), among RS Funding Inc., a Nevada corporation (the "COMPANY"), US Foodservice Inc., a Delaware corporation, as servicer (the "SERVICER"), and The Chase Manhattan Bank, a New York banking corporation, as trustee (the "TRUSTEE"), and the Series 1996-1 Supplement thereto, dated as of November --, 1996 (as amended, supplemented or otherwise modified from time to time, the "SERIES 1996-1 SUPPLEMENT"), among the Company, the Servicer and the Trustee. Capitalized terms used herein without definition shall have the meanings given to them in the Pooling Agreement and the Series 1996-1 Supplement.

          We hereby confirm and represent that [we are not a trust, partnership or "S Corporation" (within the meaning of Section 1361(a) of the Code) for United States federal income tax purposes] [we are a trust, partnership or "S Corporation" (within the meaning of Section 1361(a) of the Code) for United States federal income tax purposes, but after giving to the transfer referred to above, less than 50 percent of the aggregate value of our assets would consist of Certificates].

          We acknowledge that the Transfer Agent, the Registrar and the Company will rely upon our confirmation and representation set forth herein.

          THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                   ________________________________
                                   (Name of Purchaser)

                                   By:______________________________
                                        Name:
                                        Title:

                                        Address:

                                                                       Exhibit G
                                                     TO SERIES 1996-1 SUPPLEMENT


                FORM OF DEFINITIVE CERTIFICATE CONVERSION LETTER


          Reference is made to the Rykoff-Sexton Receivables Master Trust (the "TRUST") created under the Pooling Agreement, dated as of November --, 1996 (the "POOLING AGREEMENT"), among RS Funding Inc., a Nevada corporation (the "COMPANY"), US Foodservice Inc., a Delaware corporation, as servicer (the "SERVICER"), and The Chase Manhattan Bank, a New York banking corporation, as trustee (the "TRUSTEE"), and the Series 1996-1 Supplement thereto, dated as of November --, 1996 (the "SERIES 1996-1 SUPPLEMENT"), among the Company, the Servicer and the Trustee. Capitalized terms used herein without definition shall have the meanings given to them in the Pooling Agreement and the Series 1996-1 Supplement.

          We are delivering this letter in connection with the transfer of $--- of the Floating Rate Class A Trade Receivables Participation Certificates, Series 1996-1 (the "CERTIFICATES") issued by the Trust pursuant to the Series 1996-1 Supplement which are registered to CEDE & CO. and held thereby in the name of [insert name of transferor] (the "TRANSFEROR"). The Transferor hereby requests an exchange of its beneficial interest in the Certificates for an aggregate amount of $----- in Definitive Certificate[s] to be issued to [insert name(s) of transferee(s)], [[each of] which is an Institutional Accredited Investor and has delivered a Purchaser Letter pursuant to the Series 1996-1 Supplement] [[each of] which is a person who is taking delivery of such Definitive Certificate pursuant to a transaction that is exempt from the registration requirements of the Securities Act and has delivered to the Trustee and the Company an Opinion of Counsel satisfactory to the Trustee and the Company].

          THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                   ____________________________
                                   (Name of Transferor)

                                   By:__________________________
                                        Name:
                                        Title:

                                        Address: